UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-932-7781

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2005

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                  ANNUAL REPORT

                                October 31, 2005

                                  SYNOVUS FUNDS


                                 [PHOTO OMITTED]

                           Large Cap Core Equity Fund
                               Mid Cap Value Fund
                           Intermediate-Term Bond Fund
                           Georgia Municipal Bond Fund

                                 [LOGO OMITTED]
                                     SYNOVUS
                                      FUNDS
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SYNOVUS FUNDS
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Table of Contents

Letter to Shareholders.................................................      1

Manager Comments:

     Large Cap Core Equity Fund........................................      2

     Mid Cap Value Fund................................................      4

     Intermediate-Term Bond Fund.......................................      6

     Georgia Municipal Bond Fund.......................................      8

Statements of Net Assets:

     Large Cap Core EquityFund.........................................     10

     Mid Cap Value Fund................................................     13

     Intermediate-Term Bond Fund.......................................     15

     Georgia Municipal Bond Fund.......................................     17

Statements of Operations...............................................     21

Statements of Changes in Net Assets....................................     22

Financial Highlights...................................................     24

Notes to Financial Statements..........................................     26

Report of Independent Registered Public Accounting Firm................     33

Trustees and Officers of The Advisors' Inner Circle Fund...............     34

Disclosure of Fund Expenses............................................     37

Approval of Investment Advisory Agreements.............................     39

Notice to Shareholders.................................................     40

Shareholder Voting Results.............................................     41






The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds' Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



A description of the policies and procedures that The Advisers' Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-330-1111; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

SYNOVUS FUNDS
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                                                                  [LOGO OMITTED]

Letter to Shareholders
OCTOBER 31, 2005

The year 2005 has proven, thus far, to be humbling as investors are reminded that positive investment returns are not a given and that diversification is not dead. This year's forecast for moderate returns in both the broad domestic equity and fixed-income markets has not yet materialized, though the trend is improving. Mid cap and international equities, commodities, and real estate have all been large contributors to return year-to-date and an investor might be prudent to reallocate his portfolio back to his long term asset allocation strategy after these sector run-ups.

The twelve successive, 25 basis point rate hikes by the Federal Reserve Open Market Committee, six of which occurred year-to-date through October 31st, as well as higher commodity prices, have been key influences on investor sentiment towards domestic stock and bond markets so far this year. The FOMC actions are still considered accommodative for GDP growth but the impact of these moves has had an affect on borrowing rates for corporations, individuals, and investors. Higher commodity prices have also worked their way into the economic indicators as CPI is up 4.7% year-over-year through September 2005.

All of this seemingly bad news creates, in our opinion, an opportunity for U.S. equity and bond markets. As investors assess the values of international, commodity, and real estate markets, in particular, relative to the domestic equity and bond markets, the decision becomes easier to invest in these U.S securities. There is still some vulnerability, in our opinion, in the U.S. equity market but our large cap strategy, at this time, favors defensive sectors over cyclical ones as a method to mitigate these concerns. Our mid cap equity philosophy continues to focus on opportunities which, due to innovation and market dynamics, should, perform in a manner which exceed investors longer term expectations.

The rise in inflation is due in large part to higher commodity prices which, in our opinion, have cooled and are less likely to be influential in the bond market over the next 6 to 12 months. The FOMC has successively engineered, at least to the extent of its ability, an economy in which core inflation, as measured by the CPI ex food and energy, is up only 2.0% year-over-year, through September, 2005. The most likely scenario, in our judgment, is for the economy to slowdown slightly, unemployment to remain at historically low levels, and productivity to remain high. Bonds should earn the coupon, or slightly higher, over the next 6 to 12 months, largely assuming the fulfillment of this forecast.

The management team of the Synovus Funds wants to thank each of you for including our funds as part of your overall investment portfolio. We encourage each current, and all future shareholders, to stay involved in the ongoing oversight of their investment selections, and to that end, we think you will find that our funds can play an important role in the overall success of your individual wealth building program.







William G. Perkins
President and CEO
Synovus Investment Advisors, Inc.

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                                                                               1

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SYNOVUS FUNDS
--------------------------------------------------------------------------------

Large Cap Core Equity Fund
MANAGER COMMENTS OCTOBER 31, 2005

After a negative start to 2005, the stock market has recovered nicely and experienced a normal return for the year. In fact, the S&P 500 has increased approximately five percent during the six month period ending October 31, 2005, and is up close to nine percent during the past 12 months. So the question becomes why aren't investors in a festive mood as the holidays approach? Is it because the stock market returns generated in the late `90s are still close to our minds and today's normal returns are unacceptable? Or is it that investors are constantly looking ahead and what they see now can best be described as a cloudy picture? The answer is probably a mixture of both, but one thing is for sure--we will learn a lot about the health of our economy over the next three to six months, and as it always does, the stock market will `lead' the way.

In taking a closer look at the aforementioned stock market performance it should be noted that positive returns generated during the past year are almost entirely associated with the four month period beginning in April and ending in July. On the heels of reported earnings momentum, economic strength, and a low inflation and interest rate environment the market chugged on even in the face of rising oil prices. That momentum came to an abrupt end as investors were left to sort out the effects of hurricanes Katrina and Rita. The immediate impact of higher oil prices, loss of jobs and record breaking insured property losses have acted as a brake applied to the wheels of economic growth. This has come at a time when the Federal Reserve has applied its own brakes by increasing short-term interest rates for the eleventh time in October.

With growth expectations continuing to slow defensive sectors have taken on the market leadership role. On a relative price performance basis energy, utilities, consumer staples, and health care are all positive performers for the year. This is in contrast to the negative performance of cyclical groups such as materials, industrials, consumer discretionary and telecommunication services during the same period. There are renewed signs that growth may become the favored style as exemplified by the strong relative performance of the technology sector over the past six months.

Today we are faced with downward earnings adjustments and the larger issue of future Fed moves and their associated impact. This comes at a critical time for both companies and consumers as we transfer form the corporate budgeting to the holiday season. It is quite possible that the market breaks with history and struggles during the final months of the year. As short-term investors grapple with these issues and others, long-term investors need to be reminded that interest rates are still relatively low and valuations do not appear to be excessive, both important ingredients for stock market success.

Going forward, we will continue with our approach of seeking out high quality companies operating within favorable industry conditions and building and maintaining a core portfolio balanced between growth and value styles. Our chief concern is, and always has been, managing this fund with the best characteristics for risk and return available to our shareholders.



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2

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SYNOVUS FUNDS
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                                                                  [LOGO OMITTED]

Large Cap Core Equity Fund (CONTINUED)


SYNOVUS INVESTMENT ADVISORS, INC.
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SYNOVUS LARGE CAP CORE EQUITY FUND, INSTITUTIONAL CLASS, CLASS A, CLASS B AND CLASS C, VERSUS THE S&P 500 COMPOSITE INDEX 2

                          ANNUALIZED  ANNUALIZED  ANNUALIZED
                ONE YEAR    3 YEAR      5 YEAR      10 YEAR
                 RETURN     RETURN      RETURN 1    RETURN 1
---------------------------------------------------------------
Institutional    7.56%       9.17%      (1.95)%       8.73%
---------------------------------------------------------------
Class A          7.22%       8.87%      (2.22)%       8.46%
---------------------------------------------------------------
Class A,
With Load        1.03%       6.76%      (3.38)%       7.81%
---------------------------------------------------------------
Class B          6.46%       8.09%      (2.89)%       7.67%
---------------------------------------------------------------
Class B,
With Load        1.46%       7.23%      (3.27)%       7.67%
---------------------------------------------------------------
Class C          6.34%       8.09%      (2.89)%       7.68%
---------------------------------------------------------------
Class C,
With Load        5.34%       8.09%      (2.89)%       7.68%
---------------------------------------------------------------

[LINE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Synovus Large Cap   Synovus Large Cap   Synovus Large Cap         Synovus Large Cap
              Core Equity Fund,   Core Equity Fund,   Core Equity Fund,         Core Equity Fund,    S&P 500
              Institutional       Class A             Class B                   Class C              Composite Index 2
10/95         $10,000             $ 9,425             $10,000                   $ 9,900              $10,000
10/96          12,162              11,438              12,051                    11,931               12,410
10/97          15,940              14,953              15,625                    15,469               16,395
10/98          18,541              17,355              17,991                    17,812               20,000
10/99          22,698              21,202              21,819                    21,602               25,134
10/00          25,490              23,740              24,257                    24,015               26,665
10/01          21,365              19,866              20,167                    19,945               20,025
10/02          17,757              16,445              16,587                    16,425               16,999
10/03          20,733              19,147              19,200                    19,010               20,535
10/04          21,477              19,792              19,678                    19,502               22,470
10/05          23,101              21,221              20,949                    20,739               24,429


   Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than its original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

1 For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed common/collective investment funds adjusted to reflect fees and expenses of the Fund's Institutional Shares. The common/ collective investment funds were not registered mutual funds and therefore, were not subject to certain investment and tax restrictions which may have adversely affected performance. Class A, B and C Shares' performance for the period prior to October 2001 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher internal operating expenses of Class A, B, and C Shares. If it had performance would have been lower than that shown.

2 The S&P 500 Composite Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.



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                                                                               3

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                                                                  [LOGO OMITTED]

Mid Cap Value Fund
MANAGER COMMENTS OCTOBER 31, 2005

MARKET ENVIRONMENT

Mid-Cap stocks performed impressively over the year despite the significant headwinds of skyrocketing fuel costs, higher interest rates and a devastating hurricane season. Energy was the best performing market sector, by a wide margin, followed by healthcare and utilities. Sector laggards for the year included technology, consumer discretionary and telecom.

INVESTMENT DISCUSSION

The Fund turned in strong performance for the year. The Fund's holdings in energy and healthcare were key contributors to that performance as were the Fund's insurance holdings. The consumer related holdings in the fund, many in the media and food sectors, performed less well. Again, performance was generated with less market exposure than that of comparable market benchmarks, as we remained opportunistic but cautious in selecting investments.

During the year, we redeployed cash, continuing to build the Fund's positions in healthcare, increasing the percentages committed to media while modestly reducing holdings in energy and financials. At year end the largest sector weighting in the fund was healthcare followed by consumer discretionary and third, energy.

INVESTMENT OUTLOOK

This impressive performance of the broad market indices seems to reflect investor optimism that earnings growth will continue to advance at a robust pace. This assumption may be challenged as we move ahead. Continued high energy prices, tightening monetary policy and a cooling in housing activity are likely to test consumers' propensity to spend and bring about a mid-cycle slowdown in the economy. Several unfolding events have the potential to mitigate or exacerbate such a slowdown.

ENERGY PRICES have increased dramatically and show no signs of a significant pullback. Natural gas prices are up over 150% from a year ago, while demand in the soon to be winter months may push prices to unforeseen levels. Moreover, geopolitical uncertainty, particularly within any of the six countries that house 40% of the world's energy production (Nigeria, Saudi Arabia, Venezuela, Russia, Iraq and Iran) could cause further supply disruptions at anytime and send energy prices even higher.

THE TREND OF INTEREST RATES is of growing concern to investors. In our view, the Fed may be in danger of overreaching in its attempts to cool down the economy, as it continues to raise rates in response to pre-hurricane economic data indicative of a strong economy. We also will have the uncertainty of a new Fed chairman taking office in the New Year. There is the chance that currency speculators could test the dollar during his early tenure.

HOUSING PRICES, and the equity gains their dizzying levels have bestowed on so many home-owning Americans, can be attributed to much (if not most) of the consumer confidence and spending that has helped prop up the U.S. economy for some time. Housing markets, especially in certain regions, are showing signs of cooling, with recent growth in the dollar value of housing inventories likely to take more wind out of the sails. Does this spell a large-scale correction? Probably not as long as mortgage rates hold around historically low levels.

POLICY DECISIONS, or specifically the chance for policy errors, may increase with the president's lower popularity. Our concern is that political forces may move the administration to choose populist policies designed more to garner favor than to confront difficult economic realities.



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4

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SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Mid Cap Value Fund (CONTINUED)

Against this backdrop, and with equities not particularly cheap and risk, in our judgment, under-priced, we continue to seek out businesses that are well financed with strong asset backing that should do well regardless of the prevailing environment. Specifically, our focus is on companies that appear well positioned to solve the challenges we face. For example, it is clear that independent of swings in the price of energy, there will be a strong demand to find new productive fossil fuel reserves. Companies that have technologies designed to reduce the unit cost of oil and gas reserves should enjoy a preferred position that translates into rapid revenue growth and leveraged earnings gains that are likely to substantially exceed investors longer term expectations. We continue to look for companies that can reduce the cost of healthcare.

On balance, while we recognize that the challenges to the market remain high, we believe opportunities exist than can reward patience and a long-term focus.




STEINBERG ASSET MANAGEMENT, LLC
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SYNOVUS MID CAP VALUE FUND, INSTITUTIONAL CLASS, CLASS A, CLASS B AND CLASS C, VERSUS THE RUSSELL MID CAP VALUE INDEX 2

                              ANNUALIZED ANNUALIZED ANNUALIZED
                     ONE YEAR   3 YEAR     5 YEAR    INCEPTION
                      RETURN    RETURN     RETURN 1  TO DATE 1
---------------------------------------------------------------
Institutional         20.02%     23.78%     13.43%     14.91%
---------------------------------------------------------------
Class A               19.78%     23.48%     13.16%     14.63%
---------------------------------------------------------------
Class A,With Load     12.90%     21.05%     11.84%     13.42%
---------------------------------------------------------------
Class B               18.80%     22.53%     12.31%     13.78%
---------------------------------------------------------------
Class B, With Load    13.80%     21.86%     12.06%     13.68%
---------------------------------------------------------------
Class C               18.86%     22.58%     12.34%     13.81%
---------------------------------------------------------------
Class C, With Load    17.86%     22.58%     12.34%     13.81%
---------------------------------------------------------------


[LINE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Synovus Mid Cap     Synovus Mid Cap     Synovus Mid Cap           Synovus Mid Cap      Russell
              Value Fund,         Value Fund,         Value Fund,               Value Fund,          Mid Cap
              Institutional       Class A             Class B                   Class C              Value Index 2
4/30/00       $10,000             $ 9,425             $10,000                   $ 9,900              $10,000
10/00          11,156              10,500              11,103                    10,992               10,942
10/01          12,154              11,425              11,989                    11,857               10,791
10/02          11,045              10,349              10,786                    10,687               10,471
10/03          14,674              13,720              14,186                    14,056               13,976
10/04          17,453              16,269              16,703                    16,547               16,735
10/05          20,947              19,487              19,743                    19,667               19,999


   Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than its original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

1 For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed common/collective investment funds adjusted to reflect fees and expenses of the Fund's Institutional Shares. The common/collective investment funds were not registered mutual funds and therefore, were not subject to certain investment and tax restrictions which may have adversely affected performance. Class A, B and C Shares' performance for the period prior to October 2001 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher internal operating expenses of Class A, B, and C Shares. If it had performance would have been lower than that shown.

2 The Russell Mid Cap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. Index comparisons began on April 30, 2000.







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                                                                               5

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SYNOVUS FUNDS
--------------------------------------------------------------------------------

Intermediate-Term Bond Fund
MANAGER COMMENTS OCTOBER 31, 2005

The fixed income markets continue to face numerous challenges. Hurricanes in the gulf, higher energy prices, rising inflation and strong economic data caused the Federal Reserve to maintain their focused strategy of raising short term rates. Their primary objective has been to provide price stability in an expanding economic environment.

Two consecutive hurricanes in the Gulf of Mexico threatened the economy by disrupting energy supplies, impeding trade and hindering the transportation industries. Energy prices spiked after these disasters and investors quickly experienced higher prices at the pump and speculation of increased winter heating bills and lower disposable incomes prior to the holiday season. This did not deter the Federal Reserve from their measured rate hiking campaign. The Fed Funds Rate has increased 11 times since May 2004, ending the period at 3.75%.

The economy absorbed the impact from the hurricanes and kept growing in areas outside of the storm region. As energy prices start their retreat to pre hurricane levels the financial markets shifted their concern to the estimated $200 billion need to rebuild the region and the impact this stimulus would have on economic growth, interest rates and Federal Reserve Policy. Our forecast through year-end and into early next year is for the overnight lending rate to rise to 4.25%.

Fixed income investors experienced short term rates rising faster than long term rates, the result of a tightening Federal Reserve. The yield curve has flattened considerably since the beginning of 2005, with the spread between 2 year and 10 year Treasury notes falling from 1.15% to .18% by period end. Increased inflation expectations have allowed the yield curve to avoid an inversion as the 10 year Treasury note rose in yield to 4.55%. As short term rates have risen the maturity structure of the fund has been increased to a neutral position. Our expectation is for the yield curve to remain flat as the Federal Reserve continues to raise rates.

Quality spreads, the rate difference between corporate, mortgage, and agency yield and treasury yields remain at historically tight ranges. Strong foreign demand and improving corporate earnings have pushed risk premiums to unattractive levels. The exception to tight spreads occurred in the automotive industry as GM and Ford struggled with profitability concerns brought about by slow sales and higher expenses associated with employee and retiree benefits. This event caused spreads to widen slightly as the market digested the news. The fund increased its exposure to Treasury securities while reducing corporate investments for the period.

Strong economic data, inflation concerns, and higher energy prices will not be the only factors driving rates. In October, President Bush appointed Ben Bernanke as the new Federal Reserve Chairman effective in January 2006. It appears investors fear Bernanke may not be as dogmatic as Chairman Greenspan when it comes to fighting inflation. Regardless of perception, Bernanke is imminently qualified and is not likely to change the Federal Reserves focus on price stability.







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6

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SYNOVUS FUNDS
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                                                                  [LOGO OMITTED]

Intermediate-Term Bond Fund (CONTINUED)



SYNOVUS INVESTMENT ADVISORS, INC.
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SYNOVUS INTERMEDIATE-TERM BOND FUND, INSTITUTIONAL CLASS, CLASS A AND CLASS B, VERSUS THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX 2

                          ANNUALIZED  ANNUALIZED  ANNUALIZED
                ONE YEAR    3 YEAR      5 YEAR      10 YEAR
                 RETURN     RETURN      RETURN 1    RETURN 1
-------------------------------------------------------------
Institutional   (0.74)%      2.84%       5.90%       5.31%
-------------------------------------------------------------
Class A         (0.97)%      2.58%       5.68%       5.07%
-------------------------------------------------------------
Class A,
With Load       (5.41)%      1.02%       4.71%       4.59%
-------------------------------------------------------------
Class B         (1.61)%      1.82%       4.88%       4.28%
-------------------------------------------------------------
Class B,
With Load       (6.35)%      0.91%       4.55%       4.28%
-------------------------------------------------------------


[LINE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Synovus Intermediate-  Synovus Intermediate-  Synovus Intermediate-     Lehman Intermediate
              Term Bond Fund,        Term Bond Fund,        Term Bond Fund,           Government/
              Institutional          Class A                Class B                   Credit Index 2
10/95         $10,000                $9,550                 $10,000                   $10,000
10/96         10,452                 9,954                  10,350                    10,581
10/97         11,160                 10,607                 10,936                    11,374
10/98         12,181                 11,541                 11,824                    12,411
10/99         12,099                 11,446                 11,625                    12,534
10/00         12,601                 11,884                 11,987                    13,343
10/01         14,445                 13,602                 13,619                    15,245
10/02         15,431                 14,508                 14,409                    16,146
10/03         16,339                 15,337                 15,102                    17,022
10/04         16,910                 15,817                 15,460                    17,759
10/05         16,785                 15,663                 15,211                    17,807

   Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than its original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

1 For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed common/collective investment funds adjusted to reflect fees and expenses of the Fund's Institutional Shares. The common/collective investment funds were not registered mutual funds and therefore, were not subject to certain investment and tax restrictions which may have adversely affected performance. Class A and B Shares' performance for the period prior to October 2001 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher internal operating expenses of Class A and B Shares. If it had performance would have been lower than that shown.

2 The Lehman Intermediate Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.


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                                                                               7

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                                                                  [LOGO OMITTED]

Georgia Municipal Bond Fund
MANAGER COMMENTS OCTOBER 31, 2005

Hurricanes in the gulf, higher energy prices, rising inflation and strong economic data were challenges that confronted the fixed income markets this period. The Federal Reserve maintained their focused strategy of raising short term rates, in an effort to provide price stability in an expanding economic environment.

Hurricanes Katrina and Rita came ashore off the Gulf of Mexico and threatened the economic stability by disrupting energy supplies, impeding trade and hindering the transportation industries. Crude oil and natural gas prices spiked after these disasters and investors quickly experienced higher prices at the pump, speculation of increased winter heating bills and lower disposable incomes prior to the holiday season. The Federal Reserve remained on mark, raising rates in a measured fashion. The Fed Funds Rate has increased from 1.0% in May 2004 to 3.75% at the end of the period.

The economic growth outside the storm region absorbed the impact from the hurricanes. As energy prices start their retreat to pre hurricane levels the financial markets shifted their concern to the estimated $200 billion need to rebuild the region and the impact this stimulus would have on economic growth, interest rates and Federal Reserve Policy. Our forecast through year-end and into early next year is for the overnight lending rate to rise to 4.25%.

The combination of Federal Reserve tight monetary policy and increased inflation expectations forced short term rates higher at a faster pace than long term rates. Since the beginning of the year, the yield curve has flattened considerably, with the spread between 2 year and 10 year AAA General Obligation notes falling from 1.45% to 0.84%. The 10 year AAA General Obligation note ended the period with a yield of 3.92%, an attractive parity to comparable Treasuries. The ability to capture a tax-free yield that is 92.9% of the Treasury market still makes municipal bonds attractive to investors in the higher tax brackets. Additionally, the lack of supply and strong demand from institutions supported the prices of municipal securities more than other fixed income securities. As short term rates have risen the maturity structure of the fund has been increased to a neutral position. Our expectation is for the yield curve to remain flat as the Federal Reserve continues to raise rates.

Strong economic data, inflation concerns, and higher energy prices will not be the only factors driving rates. In October, President Bush appointed Ben Bernanke as the new Federal Reserve Chairman effective in January 2006. It appears investors fear Bernanke may not be as dogmatic as Chairman Greenspan when it comes to fighting inflation. Regardless of perception, Bernanke is imminently qualified and is not likely to change the Federal Reserves focus on price stability.



--------------------------------------------------------------------------------
8

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Georgia Municipal Bond Fund (CONTINUED)



SYNOVUS INVESTMENT ADVISORS, INC.
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE SYNOVUS GEORGIA MUNICIPAL BOND FUND, INSTITUTIONAL CLASS AND CLASS A, VERSUS THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX 2

                          ANNUALIZED  ANNUALIZED  ANNUALIZED
                ONE YEAR    3 YEAR      5 YEAR      10 YEAR
                 RETURN     RETURN      RETURN 1    RETURN 1
------------------------------------------------------------
Institutional    0.00%      2.68%        4.47%       4.07%
------------------------------------------------------------
Class A         (0.25)%     2.42%        4.17%       3.78%
------------------------------------------------------------
Class A,
With Load       (4.75)%     0.86%        3.22%       3.30%
------------------------------------------------------------

[LINE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Synovus Georgia Municipal               Synovus Georgia Municipal      Lehman 7 Year
              Bond Fund,                              Bond Fund,                     Municipal
              Institutional                           Class A                        Bond Index 2
10/95         $10,000                                  $9,550                        $10,000
10/96          10,345                                   9,843                         10,466
10/97          10,894                                  10,334                         11,247
10/98          11,479                                  10,878                         12,078
10/99          11,277                                  10,658                         12,079
10/00          11,977                                  11,283                         12,905
10/01          13,096                                  12,312                         14,179
10/02          13,767                                  12,882                         15,065
10/03          14,355                                  13,396                         15,930
10/04          14,903                                  13,873                         16,669
10/05          14,903                                  13,838                         16,776

   Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than its original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

1 For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed common/collective investment funds adjusted to reflect fees and expenses of the Fund's Institutional Shares. The common/collective investment funds were not registered mutual funds and therefore, were not subject to certain investment and tax restrictions which may have adversely affected performance. Class A Shares' performance for the period prior to October 2001 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher internal operating expenses of the Class A Shares. If it had performance would have been lower than that shown.

2 The Lehman 7 Year Municipal Bond Index is an unmanaged broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.


--------------------------------------------------------------------------------
                                                                               9

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
OCTOBER 31, 2005

-----------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

15.7% Financials
15.3% Health Care
13.9% Information Technology
12.4% Industrials
12.3% Consumer Staples
11.0% Energy
 9.9% Consumer Discretionary
 3.1% Utilities
 2.3% Communications
 2.2% Basic Materials
 1.9% Cash Equivalents
+ Percentages are based on total investments.
-----------------------------------------------------------
LARGE CAP CORE                                    Value
EQUITY FUND                          Shares       (000)
-----------------------------------------------------------
COMMON STOCK (96.0%)
AEROSPACE & DEFENSE (2.1%)
   United Technologies               90,900    $  4,661
                                               --------
AIR TRANSPORTATION (3.1%)
   FedEx                             53,000       4,873
   Southwest Airlines               122,000       1,953
                                               --------
                                                  6,826
                                               --------
AUTOMOTIVE (0.7%)
   Harley-Davidson                   31,000       1,535
                                               --------
BANKS (7.4%)
   Bank of America                  108,172       4,731
   JPMorgan Chase                    70,650       2,587
   Mellon Financial                  79,000       2,504
   National City                     58,000       1,869
   Wachovia                          85,245       4,307
                                               --------
                                                 15,998
                                               --------
BROADCASTING, NEWSPAPERS & ADVERTISING (1.3%)
   Comcast*                          34,000         946
   Omnicom Group                     23,000       1,908
                                               --------
                                                  2,854
                                               --------
BUSINESS SERVICES (0.5%)
   eBay*                             26,000       1,030
                                               --------
COMPUTERS & SERVICES (9.2%)
   Adobe Systems                     76,000       2,451
   Cisco Systems*                   228,200       3,982
   Dell*                            117,000       3,730
   EMC Corp/Massachusetts*           87,000       1,215
   International Business Machines   25,000       2,047
   Microsoft                        209,700       5,389
   Oracle*                           94,000       1,192
                                               --------
                                                 20,006
                                               --------


                                                  Value
                                     Shares       (000)
-----------------------------------------------------------
CONSUMER PRODUCTS (1.2%)
   Nike                              30,000    $  2,522
                                               --------
COSMETICS & TOILETRIES (1.8%)
   Procter & Gamble                  70,500       3,947
                                               --------
DATA PROCESSING (0.7%)
   Automatic Data Processing         34,000       1,586
                                               --------
ELECTRICAL SERVICES (3.1%)
   Dominion Resources                45,000       3,423
   Exelon                            63,000       3,278
                                               --------
                                                  6,701
                                               --------
ELECTRONICS MANUFACTURING (1.3%)
   Emerson Electric                  41,000       2,852
                                               --------
FINANCIAL SERVICES (5.9%)
   CIT Group                         23,000       1,052
   Citigroup                        130,800       5,988
   Goldman Sachs Group               46,500       5,876
                                               --------
                                                 12,916
                                               --------
FOOD, BEVERAGE & TOBACCO (5.6%)
   Coca-Cola                         41,000       1,754
   General Mills                     50,000       2,413
   PepsiCo                           79,900       4,720
   Wm. Wrigley Jr.                   47,000       3,267
                                               --------
                                                 12,154
                                               --------
GAS/NATURAL GAS (0.8%)
   Praxair                           36,000       1,779
                                               --------
                                                  1,779
                                               --------
HEALTH CARE (7.5%)
   Eli Lilly                         42,000       2,091
   Johnson & Johnson                 76,000       4,759
   Manor Care                        36,000       1,341
   Medtronic                         18,000       1,020
   Stryker                           47,000       1,930
   WellPoint*                        69,000       5,153
                                               --------
                                                 16,294
                                               --------
HEALTH CARE SERVICES (0.9%)
   HCA                               40,000       1,928
                                               --------
INSURANCE (2.4%)
   Allstate                          84,000       4,435
   Lincoln National                  15,675         793
                                               --------
                                                  5,228
                                               --------
MACHINERY (1.1%)
   Fortune Brands                    16,000       1,215
   Ingersoll-Rand, Cl A              30,000       1,134
                                               --------
                                                  2,349
                                               --------



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
10

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]


Statement of Net Assets
OCTOBER 31, 2005


LARGE CAP CORE                                   Value
EQUITY FUND (CONTINUED)             Shares       (000)
-----------------------------------------------------------
MANUFACTURING (3.3%)
   General Electric                 211,049    $  7,157
                                               --------
MEASURING DEVICES (0.8%)
   Danaher                           34,000       1,771
                                               --------
MEDICAL PRODUCTS & SERVICES (0.9%)
   Becton Dickinson                  40,000       2,030
                                               --------
METALS (1.4%)
   Alcoa                            122,000       2,963
                                               --------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
   Acco Brands*                       3,760          91
                                               --------
OIL & GAS SERVICES (0.6%)
   BJ Services                       38,000       1,321
                                               --------
PETROLEUM & FUEL PRODUCTS (10.4%)
   ConocoPhillips                    94,000       6,146
   Devon Energy                      43,000       2,596
   Exxon Mobil                      116,484       6,539
   GlobalSantaFe                     40,000       1,782
   Schlumberger                      47,000       4,266
   Valero Energy                     12,000       1,263
                                               --------
                                                 22,592
                                               --------
PHARMACEUTICALS (5.3%)
   Abbott Laboratories               49,000       2,109
   Amgen*                            55,000       4,167
   Bristol-Myers Squibb              80,000       1,694
   Pfizer                           163,400       3,552
                                               --------
                                                 11,522
                                               --------
PRINTING & PUBLISHING (0.4%)
   Gannett                           13,000         815
                                               --------
RAILROADS (1.2%)
   Burlington Northern Santa Fe      42,000       2,607
                                               --------
RETAIL (7.7%)
   Best Buy                          17,000         752
   Home Depot                        81,000       3,324
   Nordstrom                        126,000       4,366
   Wal-Mart Stores                   92,900       4,395
   Walgreen                          85,000       3,862
                                               --------
                                                 16,699
                                               --------
SEMI-CONDUCTORS/INSTRUMENTS (2.7%)
   Applied Materials                 67,000       1,098
   Intel                            164,000       3,854
   Texas Instruments                 35,000         999
                                               --------
                                                  5,951
                                               --------
TELEPHONES & TELECOMMUNICATIONS (3.6%)
   Nokia Oyj ADR*                    74,000       1,245
   Qualcomm                          39,000       1,551
   Sprint-FON Group                  29,152         679
   Verizon Communications           136,962       4,316
                                               --------
                                                  7,791
                                               --------


                                     Shares/
                                   Face Amount   Value
                                      (000)      (000)
-----------------------------------------------------------
WHOLESALE (1.1%)
   Sysco                             73,000    $  2,329
                                               --------
TOTAL COMMON STOCK
   (Cost $184,943)                              208,805
                                               --------

FOREIGN STOCKS (2.1%)
ENTERTAINMENT (1.4%)
   News*                            206,000       3,102
                                               --------
PHARMACEUTICALS (0.7%)
   Teva Pharmaceutical Industries*   41,000       1,563
                                               --------
TOTAL FOREIGN STOCKS
   (Cost $5,006)                                  4,665
                                               --------

MONEY MARKET FUND (0.0%)
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 3.74% (1)                 86,368          86
                                               --------
TOTAL MONEY MARKET FUND
   (Cost $86)                                        86
                                               --------

REPURCHASE AGREEMENT (1.9%)
   Merrill Lynch
     3.750%, dated 10/31/05,
     to be repurchased on
     11/01/05, repurchase price
     $4,105,274 (collateralized by
     various FNMA/FHLMC
     obligations, ranging in par
     value $316,758 - $50,000,000,
     0.000% - 8.000%, 01/01/09 -
     11/15/32, with a total
     market value $4,186,943)        $4,104       4,104
                                               --------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,104)                                  4,104
                                               --------
TOTAL INVESTMENTS (100.0%)
   (Cost $194,139)                              217,660
                                               --------

OTHER ASSETS AND LIABILITIES (0.0%)
   Income Distribution Payable                     (118)
   Investment Advisory Fees Payable                (110)
   Payable for Fund Shares Redeemed                 (82)
   Administration Fees Payable                      (25)
   Distribution Fees Payable                         (7)
   Trustees' Fees Payable                            (3)
   Other Assets and Liabilities, Net                316
                                               --------
TOTAL OTHER ASSETS AND LIABILITIES                  (29)
                                               --------
NET ASSETS-- 100.0%                            $217,631
                                               ========


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                              11

SYNOVUS FUNDS
--------------------------------------------------------------------------------


Statement of Net Assets
OCTOBER 31, 2005


LARGE CAP CORE                                   Value
EQUITY FUND (CONCLUDED)                          (000)
-----------------------------------------------------------
NET ASSETS:
   Paid-In-Capital (unlimited
     authorization -- no par value)            $199,767
   Undistributed net investment income                1
   Accumulated net realized loss
     on investments                              (5,658)
   Net unrealized appreciation
     on investments                              23,521
                                               --------
TOTAL NET ASSETS                               $217,631
                                               ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares
   ($209,420,868 / 20,399,788 shares)            $10.27
                                                 ======
Net Asset Value and Redemption Price
   Per Share -- Class A Shares
   ($4,203,923 / 410,884 shares)                 $10.23
                                                 ======
Maximum Offering Price Per Share --
   Class A Shares ($10.23 / 94.25%) (A)          $10.85
                                                 ======
Net Asset Value and Redemption
   Price Per Share -- Class B Shares
   ($1,335,741 / 132,141 shares) (B)             $10.11
                                                 ======
Net Asset Value Per Share -- Class C Shares
   ($2,670,910 / 264,169 shares) (B)             $10.11
                                                 ======
Maximum Offering Price Per Share --
   Class C Shares ($10.11 / 99.00%) (A)          $10.21
                                                 ======

* NON-INCOME PRODUCING SECURITY.
(1) RATE SHOWN IS THE 7-DAY YIELD AS OF OCTOBER 31, 2005.
(A) FOR A DESCRIPTION OF FRONT-END SALES CHARGES, PLEASE SEE CURRENT PROSPECTUS.
(B) CLASS B AND CLASS C SHARES HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE CHARGES, SEE NOTE 4 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
12

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Statement of Net Assets
OCTOBER 31, 2005

----------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

21.8% Health Care
12.3% Energy
12.1% Cash Equivalents
10.0% Financials
 9.2% Communications
 9.1% Basic Materials
 6.6% Consumer Discretionary
 5.9% Consumer Staples
 5.5% Industrials
 3.8% Utilities
 3.8% Information Technology
+ Percentages are based on total investments.
----------------------------------------------------------
                                                  Value
MID CAP VALUE FUND                   Shares       (000)
----------------------------------------------------------
COMMON STOCK (84.9%)
AGRICULTURE (3.0%)
   Bunge                             62,400    $  3,241
                                               --------
APPAREL/TEXTILES (1.4%)
   Liz Claiborne                     26,000         915
   Tommy Hilfiger*                   35,000         563
                                               --------
                                                  1,478
                                               --------
BUILDING & CONSTRUCTION (0.3%)
   Fleetwood Enterprises*            27,900         308
                                               --------
CHEMICALS (5.4%)
   Agrium                           128,100       2,717
   International Flavors &
     Fragrances                      92,500       3,052
                                               --------
                                                  5,769
                                               --------
ELECTRIC UTILITIES (3.8%)
   Constellation Energy Group        37,500       2,055
   Puget Energy                      22,600         485
   SCANA                             39,000       1,547
                                               --------
                                                  4,087
                                               --------
FINANCIAL SERVICES (2.3%)
   eFunds*                          117,700       2,428
                                               --------
FOOD, BEVERAGE & TOBACCO (2.8%)
   Coca-Cola Enterprises             46,200         873
   JM Smucker                        46,800       2,139
                                               --------
                                                  3,012
                                               --------
HEALTH CARE (19.8%)
   Endo Pharmaceuticals Holdings*    84,850       2,284
   Gentiva Health Services*          38,000         558
   Health Net*                       36,700       1,719
   Hospira*                          91,800       3,658



                                                  Value
                                     Shares       (000)
----------------------------------------------------------
   ImClone Systems*                  34,800    $  1,208
   Laboratory Corp of America
     Holdings*                       23,100       1,115
   Medco Health Solutions*           53,261       3,009
   Medimmune*                       120,600       4,219
   Quest Diagnostics                 13,000         607
   WellChoice*                       35,000       2,648
                                               --------
                                                 21,025
                                               --------
INSURANCE (9.8%)
   Arch Capital Group*               83,200       4,119
   Montpelier Re Holdings            22,000         442
   Unitrin                           63,700       2,930
   UnumProvident                     27,700         562
   Willis Group Holdings             63,900       2,373
                                               --------
                                                 10,426
                                               --------
LABORATORY EQUIPMENT (2.0%)
   Thermo Electron*                  70,800       2,137
                                               --------
MEDIA (7.1%)
   Discovery Holding*                75,100       1,058
   EW Scripps                        57,900       2,652
   Gemstar-TV Guide
     International*                 512,500       1,333
   Shaw Communications, Cl B        120,800       2,445
                                               --------
                                                  7,488
                                               --------
OIL & GAS SERVICES (6.8%)
   BJ Services                       39,000       1,355
   Gulfmark Offshore*                19,600         559
   Input/Output*                    127,100         976
   Newpark Resources*               409,500       3,317
   SEACOR Holdings*                   8,600         616
   Transocean*                        6,300         362
                                               --------
                                                  7,185
                                               --------
PAPER & PAPER PRODUCTS (1.5%)
   Longview Fibre                    26,700         502
   MeadWestvaco                      30,100         789
   Schweitzer-Mauduit
     International                   14,000         339
                                               --------
                                                  1,630
                                               --------
PETROLEUM & FUEL PRODUCTS (6.1%)
   Delta Petroleum*                 188,600       3,327
   EnCana                             9,496         435
   Remington Oil & Gas*              76,500       2,678
                                               --------
                                                  6,440
                                               --------
RAILROADS (2.4%)
   Kansas City Southern*             70,600       1,564
   Trinity Industries                25,300         963
                                               --------
                                                  2,527
                                               --------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                              13

SYNOVUS FUNDS
--------------------------------------------------------------------------------


Statement of Net Assets
OCTOBER 31, 2005

                                     Shares/
MID CAP VALUE FUND                 Face Amount    Value
(CONCLUDED)                           (000)       (000)
----------------------------------------------------------
RETAIL (4.9%)
   Blockbuster                      210,280    $    959
   Office Depot*                     50,800       1,399
   Saks*                             71,100       1,290
   Triarc                            94,600       1,553
                                               --------
                                                  5,201
                                               --------
TELEPHONES & TELECOMMUNICATIONS (2.3%)
   CommScope*                        81,900       1,599
   MCI                               40,600         808
                                               --------
                                                  2,407
                                               --------
TRANSPORTATION SERVICES (1.8%)
   Laidlaw International*            54,000       1,228
   SIRVA*                            90,250         635
                                               --------
                                                  1,863
                                               --------
TRAVEL SERVICES (1.4%)
   Expedia*                          80,100       1,505
                                               --------
TOTAL COMMON STOCK
   (Cost $74,538)                                90,157
                                               --------
FOREIGN COMMON STOCK (3.1%)
BUILDING & CONSTRUCTION (0.8%)
   Chicago Bridge & Iron -
     New York Shares                 40,000         892
                                               --------
CHEMICALS (2.1%)
   Nova Chemicals                    63,100       2,260
                                               --------
REAL ESTATE (0.2%)
   MI Developments, Cl A              5,150         161
                                               --------
TOTAL FOREIGN COMMON STOCK
   (Cost $2,557)                                  3,313
                                               --------
MONEY MARKET FUNDS (1.6%)
   SEI Daily Income Trust,
     Government Fund,
     Cl A, 3.72% (1)              1,190,985       1,191
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 3.74% (1)                436,464         436
                                               --------
TOTAL MONEY MARKET FUNDS
   (Cost $1,627)                                  1,627
                                               --------

REPURCHASE AGREEMENT (10.5%)
   Merrill Lynch
     3.750%, dated 10/31/05,
     to be repurchased on
     11/01/05, repurchase price
     $11,200,274 (collateralized
     by various FNMA/FHLMC
     obligations, ranging in
     par value $998,000 -
     $17,763,637, 3.000% - 5.571%,
     09/15/17 - 11/15/31, with a
     total market value
     $11,423,090)                   $11,199      11,199
                                               --------
TOTAL REPURCHASE AGREEMENT
   (Cost $11,199)                                11,199
                                               --------



                                                Value
                                                (000)
----------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (Cost $89,921)                              $106,296
                                               --------

OTHER ASSETS AND LIABILITIES (-0.1%)
   Payable for Fund Shares Redeemed                 (99)
   Investment Advisory Fees Payable                 (68)
   Distribution Fees Payable                        (16)
   Payable for Investment Securities
     Purchased                                      (14)
   Administration Fees Payable                      (12)
   Trustees' Fees Payable                            (1)
   Other Assets and Liabilities, Net                126
                                               --------
TOTAL OTHER ASSETS AND LIABILITIES                  (84)
                                               --------
NET ASSETS (100.0%)                            $106,212
                                               ========

NET ASSETS:
   Paid-In-Capital (unlimited
     authorization-- no par value)             $ 75,252
   Distributions in excess of net
     investment income                               (6)
   Accumulated net realized gain
     on investments                              14,591
   Net unrealized appreciation
     on investments                              16,375
                                               --------
NET ASSETS                                     $106,212
                                               ========

Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares
   ($86,366,491 / 5,392,071 shares)              $16.02
                                                 ======
Net Asset Value and Redemption Price
   Per Share -- Class A Shares
   ($4,537,938 / 284,565 shares)                 $15.95
                                                 ======
Maximum Offering Price Per Share --
   Class A Shares ($15.95 / 94.25%) (A)          $16.92
                                                 ======
Net Asset Value and Redemption
   Price Per Share -- Class B Shares
   ($6,267,314 / 400,679 shares) (B)             $15.64
                                                 ======
Net Asset Value Per Share -- Class C Shares
   ($9,039,968 / 577,361 shares) (B)             $15.66
                                                 ======
Maximum Offering Price Per Share --
   Class C Shares ($15.66 / 99.00%) (A)          $15.82
                                                 ======


* NON-INCOME PRODUCING SECURITY.
(1) RATE SHOWN IS THE 7-DAY YIELD AS OF OCTOBER 31, 2005.
(A) FOR A DESCRIPTION OF FRONT-END SALES CHARGES, PLEASE SEE CURRENT PROSPECTUS.
(B) CLASS B AND CLASS C SHARES HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE CHARGES, SEE NOTE 4 IN NOTES TO FINANCIAL STATEMENTS.
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
14

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Statement of Net Assets
OCTOBER 31, 2005

---------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

35.6% U.S. Government Agency Obligations
35.1% Corporate Obligations
27.7% U.S. Treasury Obligations
 1.6% Cash Equivalent
+ Percentages are based on total investments.

---------------------------------------------------------
                                      Face
INTERMEDIATE-TERM                    Amount       Value
BOND FUND                             (000)       (000)
---------------------------------------------------------
CORPORATE OBLIGATIONS (34.7%)
AUTOMOTIVE (3.0%)
   DaimlerChrysler
        4.050%, 06/04/08            $ 5,000    $  4,854
                                               --------
BANKS (2.4%)
   Bank Of America
        4.875%, 01/15/13              4,000       3,927
                                               --------
CHEMICALS (1.9%)
   Dow Chemical
        5.750%, 12/15/08              3,000       3,081
                                               --------
COMPUTERS - HARDWARE (1.8%)
   Hewlett-Packard
        3.625%, 03/15/08              3,000       2,921
                                               --------
ENTERTAINMENT (1.2%)
   Walt Disney, MTN
        5.500%, 12/29/06              2,000       2,014
                                               --------
FINANCIAL SERVICES (7.3%)
   CIT Group, MTN
        4.750%, 12/15/10              3,000       2,951
   Household Finance
        4.125%, 12/15/08              3,000       2,926
   John Deere Capital
        4.500%, 08/22/07              3,000       2,982
   Lehman Brothers Holdings
        4.000%, 01/22/08              3,000       2,946
                                               --------
                                                 11,805
                                               --------
FOOD, BEVERAGE & TOBACCO (2.0%)
   Coca-Cola Enterprises
        6.125%, 08/15/11              3,000       3,184
                                               --------
MANUFACTURING (3.1%)
   GE
        5.000%, 02/01/13              5,000       4,958
                                               --------
METALS (2.6%)
   Alcoa
        4.250%, 08/15/07              4,210       4,173
                                               --------
PETROLEUM REFINING (3.1%)
   Marathon Oil
        5.375%, 06/01/07              5,000       5,037
                                               --------


                                      Face
                                     Amount       Value
                                      (000)       (000)
---------------------------------------------------------
PHARMACEUTICALS (1.8%)
   Abbott Laboratories
        3.500%, 02/17/09            $ 3,000    $  2,884
                                               --------
SPECIALTY MACHINERY (2.6%)
   Honeywell
        7.000%, 03/15/07              4,080       4,197
                                               --------
TELEPHONES & TELECOMMUNICATIONS (1.9%)
   SBC Communications
        6.125%, 02/15/08              3,000       3,072
                                               --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $57,208)                                56,107
                                               --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (35.3%)
FHLMC (18.4%)
        5.750%, 03/15/09             10,000      10,313
        5.125%, 10/15/08              7,000       7,080
        4.250%, 07/15/09             10,000       9,831
        3.600%, 05/22/08              2,500       2,436
                                               --------
                                                 29,660
                                               --------
FNMA (16.3%)
        7.000%, 05/01/11                 67          70
        5.750%, 02/15/08              5,000       5,116
        5.250%, 01/15/09              7,000       7,120
        4.250%, 05/15/09              5,000       4,931
        3.300%, 06/02/09              5,000       4,761
        3.250%, 08/15/08              2,500       2,408
        2.875%, 05/19/08              2,000       1,913
                                               --------
                                                 26,319
                                               --------
FNMA, MTN (0.6%)
        6.875%, 09/10/12              1,000       1,035
                                               --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $58,583)                                57,014
                                               --------

U.S. TREASURY OBLIGATIONS (27.5%)
   U.S. Treasury Notes
        5.750%, 08/15/10              7,000       7,384
        5.625%, 05/15/08              7,000       7,203
        5.000%, 08/15/11             10,000      10,259
        4.375%, 08/15/12             10,000       9,918
        3.875%, 02/15/13             10,000       9,600
                                               --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $45,384)                                44,364
                                               --------



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                              15

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
OCTOBER 31, 2005

                                      Face
INTERMEDIATE-TERM                    Amount       Value
BOND FUND (CONCLUDED)                 (000)       (000)
---------------------------------------------------------
REPURCHASE AGREEMENT (1.6%)
   Merrill Lynch
     3.750%, dated 10/31/05,
     to be repurchased on
     11/01/05, repurchase price
     $2,524,139 (collateralized by
     various FNMA/FHLMC
     obligations, ranging in par
     value $22,000 - $36,895,000,
     2.155% - 7.500%, 08/01/12 -
     03/15/34, with a total market
     value $2,574,354)               $2,524    $  2,524
                                               --------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,524)                                  2,524
                                               --------
TOTAL INVESTMENTS (99.1%)
   (Cost $163,699)                              160,009
                                               --------

OTHER ASSETS AND LIABILITIES (0.9%)
   Income Distribution Payable                     (451)
   Investment Advisory Fees Payable                 (62)
   Payable for Fund Shares Redeemed                 (44)
   Administration Fees Payable                      (19)
   Trustees' Fees Payable                            (3)
   Distribution Fees Payable                         (2)
   Other Assets and Liabilities, Net              1,990
                                               --------
TOTAL OTHER ASSETS AND LIABILITIES                1,409
                                               --------
NET ASSETS -- 100.0%                           $161,418
                                               ========

NET ASSETS:
   Paid-In-Capital (unlimited
     authorization-- no par value)             $165,523
   Accumulated net realized loss
     on investments                                (415)
   Net unrealized depreciation
     on investments                              (3,690)
                                               --------
NET ASSETS                                     $161,418
                                               ========


                                                  Value
---------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares
   ($158,696,028 / 16,420,662 shares)            $ 9.66
                                                 ======
Net Asset Value and Redemption Price
   Per Share -- Class A Shares
   ($1,967,391 / 203,386 shares)                 $ 9.67
                                                 ======
Maximum Offering Price Per Share --
   Class A Shares ($9.67 / 95.50%) (A)           $10.13
                                                 ======
Net Asset Value and Redemption
   Price Per Share -- Class B Shares
   ($755,075 / 78,121 shares) (B)                $ 9.67
                                                 ======

(A) FOR A DESCRIPTION OF FRONT-END SALES CHARGES, PLEASE SEE CURRENT PROSPECTUS.
(B) CLASS B SHARES HAVE CONTINGENT DEFERRED SALES CHARGES. FOR A DESCRIPTION OF POSSIBLE CHARGES, SEE NOTE 4 IN NOTES TO FINANCIAL STATEMENTS.
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
16

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Statement of Net Assets
OCTOBER 31, 2005

---------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+:

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

54.4%  Revenue Bonds
43.3%  General Obligations
 2.1%  Cash Equivalents
 0.2%  Certificate of Participation
+ Percentages are based on total investments.
---------------------------------------------------------
                                      Face
GEORGIA MUNICIPAL                    Amount       Value
BOND FUND                             (000)       (000)
---------------------------------------------------------
MUNICIPAL BONDS (96.8%)
   Atlanta, Metropolitan Atlanta
     Rapid Transit Authority, Sales
     Tax Revenue, Ser A,
     RB, MBIA
        5.500%, 07/01/14              $ 200     $   207
   Atlanta, Metropolitan Atlanta
     Rapid Transit Authority, Sales
     Tax Revenue, Ser B,
     RB, MBIA
        5.100%, 07/01/14                500         528
        5.100%, 07/01/15                750         792
   Atlanta, Water & Sewer
     Authority, RB, ETM
        6.000%, 01/01/11                250         278
   Atlanta, Water & Waste Water
     Authority, Ser A, RB, FGIC,
     Pre-Refunded @ 101 (A)
        5.000%, 11/01/38              1,000       1,065
   Augusta, Water & Sewer
     Revenue, RB, FSA
        5.250%, 10/01/13                250         272
   Austell, Gas Authority, RB
        5.100%, 06/01/09                300         313
   Bibb County, Development
     Authority, Wesleyan College
     Project, RB, AMBAC
        4.700%, 10/01/11                300         316
   Bulloch County, Devolpment
     Authority, Georgia Southern
     University Project, RB, AMBAC
        5.000%, 08/01/16                500         527
   Burke County, Development
     Authority of Pollution Control,
     Vogtle Project, RB
        4.450%, 01/01/32                500         512
   Carroll County, Water & Sewer
     Authority, RB, AMBAC
        5.000%, 07/01/12                500         532
   Chatham County Georgia
     School District, 5.250%
     08/01/2014, Non-callable         1,000       1,096
   Cherokee County Georgia,
     5.000% 11/01/2011,
     Non-callable                     1,000       1,070


                                      Face
                                     Amount       Value
                                      (000)       (000)
---------------------------------------------------------
   Cherokee County, School
     District, GO
        5.250%, 08/01/16             $1,200   $   1,295
        5.000%, 02/01/12                685         734
   Cherokee County, Water &
     Sewer Authority, RB, FSA
        4.500%, 08/01/13                500         521
   Clayton County, Hospital
     Authority, Southern Regional
     Medical Center Project,
     RB, MBIA
        5.250%, 08/01/11                300         329
   Clayton County, Water
     Authority, RB
        5.250%, 05/01/15              1,500       1,640
        4.500%, 05/01/10                280         291
   Cobb County, GO
        5.000%, 01/01/13              1,000       1,078
   Cobb County, Hospital
     Authority, Anticipation
     Certificates, Ser B, RB
        4.300%, 04/01/10                275         281
   Cobb County, Hospital
     Authority, Anticipation
     Certificates, Ser R, RB
        5.250%, 04/01/15                700         765
   Cobb County, Water
     Authority, RB
        5.125%, 11/01/19              1,000       1,076
   Cobb-Marietta, Coliseum &
     Exhibit Hall Authority, RB
        5.000%, 01/01/15              1,000       1,070
   Cobb-Marietta, Coliseum &
     Exhibit Hall Authority,
     RB, MBIA
        5.000%, 10/01/10                380         412
   College Park, Business &
     Industrial Development
     Authority, Civic Center
     Project, RB, AMBAC
        5.500%, 09/01/11                300         329
   Columbus, Building Lease
     Authority, Ser A, RB
        5.250%, 01/01/17                705         771
        4.125%, 01/01/13                500         510
   Columbus, Hospital Authority,
     Anticipation Certificates, RB
        5.400%, 06/01/07                100         100
   De Kalb County, Water & Sewer
     Authority, RB
        4.625%, 10/01/11                200         208
        4.500%, 10/01/10                450         469
   Downtown Savannah Authority,
     Stormwater Capital Imports
     Project, RB
        4.600%, 08/01/11                600         614


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                              17

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Statement of Net Assets
OCTOBER 31, 2005

                                      Face
GEORGIA MUNICIPAL                    Amount       Value
BOND FUND (CONTINUED)                 (000)       (000)
---------------------------------------------------------
   Fayette County, School District,
     GO
        4.300%, 03/01/10              $ 500     $   517
   Fayette County, Water
     Authority, RB, FSA
        4.400%, 10/01/13                275         284
   Floyd County, Water Authority,
     RB, AMBAC
        4.350%, 11/01/12                170         174
   Forsyth County, School District,
     GO
        5.125%, 07/01/15                500         535
        4.250%, 07/01/10                375         387
   Fulton County, Development
     Authority, Technology
     Foundation Facilities Project,
     Ser A, RB
        4.500%, 11/01/10                100         105
   Fulton County, Development
     Authority, Technology
     Foundation Facilities Project,
     Ser B, RB, MBIA
        5.000%, 09/01/12                250         261
   Fulton County, Water & Sewer
     Authority, RB, FGIC
        5.250%, 01/01/10                395         417
        5.250%, 01/01/11                250         264
        5.250%, 01/01/12                300         317
        5.250%, 01/01/13                100         106
   Gainesville, Water & Sewer
     Authority, RB, FGIC
        5.625%, 11/15/15                500         547
   Georgia State, Environmental
     Facilities Authority, Water &
     Waste Water Project, RB
        4.700%, 07/01/11                500         514
   Georgia State, GO, ETM - Ser D
        7.400%, 08/01/07                 15          16
   Georgia State, GO, Unrefunded
     Balance - Ser C
        6.500%, 04/01/08                400         431
   Georgia State, GO, Unrefunded
     Balance - Ser D
        7.400%, 08/01/07                485         520
   Georgia State, Municipal
     Electric Authority, Project
     One-Sub-Ser A, RB,
        5.125%, 01/01/11                430         443
   Georgia State, Municipal
     Electric Authority, Project
     One-Sub-Ser A, RB,
     Pre-Refunded @ 101 (A)
        5.125%, 01/01/11                 70          72


                                      Face
                                     Amount       Value
                                      (000)       (000)
---------------------------------------------------------
   Georgia State, Municipal Gas
     Authority, Buford Project,
     RB, FSA
        5.600%, 11/01/13              $ 300     $   329
        5.500%, 11/01/11                200         219
        4.700%, 11/01/08                215         223
   Georgia State, Municipal Gas
     Authority, City of Toccoa
     Project, RB, AMBAC
        4.250%, 06/01/09                200         206
   Georgia State, Prerefund-Ser B,
     5.00% GO,
     Callable 07/01/11 @ 100
        5.000%, 07/01/14                470         504
   Georgia State, Private Colleges
     & Universities Authority,
     Emory University Project,
     Ser A, RB
        5.500%, 11/01/09              1,000       1,078
        5.000%, 11/01/11                300         321
        4.700%, 11/01/11                500         520
   Georgia State, Private Colleges
     & Universities Authority,
     Mercer University Project,
     Ser A, RB
        4.750%, 10/01/11                300         300
        4.450%, 10/01/07                300         302
   Georgia State, Ser B, GO
        5.000%, 05/01/19              1,000       1,077
   Georgia State, Ser C, GO
        7.250%, 07/01/09                150         170
        6.250%, 08/01/13              2,000       2,328
   Georgia State, Ser D, GO
        6.700%, 08/01/09              1,000       1,117
        6.300%, 11/01/09              1,000       1,109
        5.250%, 10/01/15              1,500       1,655
   Georgia State, Ser D, GO,
     Pre-Refunded @ 100 (A)
        5.750%, 10/01/15                700         773
   Georgia State, Tollway
     Authority, Georgia 400
     Project, RB
        4.500%, 07/01/11                250         261
   Georgia State, Unrefunded-Ser B,
     5.00% GO,
     Callable 07/01/11 @ 100
        5.000%, 07/01/14                530         561
   Gwinnett County, School
     District, GO
        6.400%, 02/01/09              1,000       1,094
        6.400%, 02/01/10                200         223
        5.000%, 02/01/11              1,000       1,069
        5.000%, 02/01/14                500         536
   Gwinnett County, Water &
     Sewer Authority, RB
        5.000%, 08/01/15                500         532
        4.000%, 08/01/13              1,000       1,013


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
18

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Statement of Net Assets
OCTOBER 31, 2005

                                   Shares/Face
GEORGIA MUNICIPAL                    Amount       Value
BOND FUND (CONTINUED)                 (000)       (000)
---------------------------------------------------------
   Gwinnett County, Water &
     Sewer Authority, Ser B, RB
        4.750%, 08/01/16             $1,000   $   1,047
        4.750%, 08/01/17              1,000       1,043
   Henry County, School District,
     GO
        5.200%, 08/01/10                500         537
   Henry County, Water & Sewer
     Authority, RB
        5.125%, 02/01/19              1,045       1,119
   Houston County, School
     District, Intergovernmental
     Contract, COP
        5.750%, 03/01/09                100         101
   Jackson County Georgia School
     District,
        5.00%  03/01/16,
     Callable 03/01/15 @ 100
        5.000%, 03/01/16              1,000       1,071
   Lee County, Utilities Authority,
     Water & Sewer Project,
     RB, FSA
        4.700%, 07/01/13                500         523
   Monroe, Utility Revenue
     Authority, RB, FSA
        4.500%, 12/01/12                500         522
   Newton County, School
     District, GO,
     Callable 02/01/13 @ 101
        5.000%, 02/01/15              1,000       1,063
   Roswell, GO
        5.500%, 02/01/12                770         824
   Roswell, GO,
     Pre-Refunded @ 101 (A)
        5.500%, 02/01/14                150         162
   Southern Georgia Govermental
     Services, RB, FGIC
        4.000%, 01/01/10              1,000       1,020
   Tift County, Hospital Authority,
          Ser A, RB
        4.000%, 12/01/12                500         503
   Upper Oconee, Basin Water
     Authority, RB, FGIC
        4.950%, 07/01/11                250         265
                                                -------
TOTAL MUNICIPAL BONDS
   (Cost $52,611)                                53,231
                                                -------

MONEY MARKET FUNDS (2.1%)
   SEI Tax Exempt Trust,
     Institutional Tax-Free
     Fund, Cl A, 2.41% (1)        1,149,967       1,150
   SEI Tax Exempt Trust,
     Tax-Free Fund, Cl A,
     2.27% (1)                        1,374           1
                                                -------
TOTAL MONEY MARKET FUNDS
   (Cost $1,151)                                  1,151
                                                -------
TOTAL INVESTMENTS (98.9%)
   (Cost $53,762)                                54,382
                                                -------


                                                  Value
                                                  (000)
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES(1.1%)
   Income Distribution Payable                  $  (147)
   Investment Advisory Fees Payable                 (22)
   Administration Fees Payable                      (10)
   Trustees' Fees Payable                            (1)
   Other Assets and Liabilities, Net                768
                                                -------
TOTAL OTHER ASSETS AND LIABILITIES                  588
                                                -------
NET ASSETS -- 100.0%                            $54,970
                                                =======

NET ASSETS:
   Paid-In-Capital (unlimited
     authorization -- no par value)             $54,101
   Undistributed net investment income                1
   Accumulated net realized gain
     on investments                                 248
   Net unrealized appreciation
     on investments                                 620
                                                -------
NET ASSETS                                      $54,970
                                                =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares
   ($54,230,797 / 5,512,564 shares)              $ 9.84
                                                 ======
Net Asset Value and Redemption Price
   Per Share -- Class A Shares
   ($739,242 / 75,139 shares)                    $ 9.84
                                                 ======
Maximum Offering Price Per Share --
   Class A Shares ($9.84 / 95.50%) (B)           $10.30
                                                 ======


(1) RATE SHOWN IS THE 7-DAY YIELD AS OF OCTOBER 31, 2005.
(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) FOR A DESCRIPTION OF FRONT-END SALES CHARGES, PLEASE SEE CURRENT PROSPECTUS. AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CL -- CLASS
COP -- CERTIFICATE OF PARTICIPATION
ETM -- ESCROWED TO MATURITY
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                              19

                      [This page intentionally left blank.]

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Statements of Operations (000)
FOR THE YEAR ENDED OCTOBER 31, 2005

                                                         LARGE CAP          MID CAP       INTERMEDIATE-TERM      GEORGIA
                                                        CORE EQUITY          VALUE              BOND            MUNICIPAL
                                                           FUND              FUND               FUND            BOND FUND
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income................................       $ 4,568          $   441             $    --           $    --
   Interest Income................................            76              329               7,063             2,342
   Less: Foreign Taxes Withheld...................            (6)             (17)                 --                --
---------------------------------------------------------------------------------------------------------------------------
   Total Investment Income........................         4,638              753               7,063             2,342
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees.......................         1,360              726                 819               272
   Administration Fees............................           302              145                 242               115
   Distribution Fees-- Class A Shares.............            17               14                   8                 2
   Distribution Fees-- Class B Shares.............            15               56                   9                --
   Distribution Fees-- Class C Shares.............            34               78                  --                --
   Trustees' Fees.................................            14                5                  11                 4
   Transfer Agent Fees............................           105              109                  68                41
   Professional Fees..............................            87               34                  70                24
   Registration Fees..............................            25               21                  20                 3
   Printing Fees..................................            24               12                  21                 6
   Custodian Fees.................................            15               10                  14                 5
   Other Fees.....................................            16                6                  22                19
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses.................................         2,014            1,216               1,304               491
     Less: Investment Advisory Fees Waived........            --              (11)                 --                --
---------------------------------------------------------------------------------------------------------------------------
   Net Expenses...................................         2,014            1,205               1,304               491
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)...................         2,624             (452)              5,759             1,851
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on:
   Net Realized Gain (Loss) on Investments  ......         4,539           14,849                (415)              248
   Net Gain from Payment by Affiliate+............            --              269                  --                --
   Net Realized Loss on Foreign
     Currency Transactions........................            --              (24)                 --                --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments and Foreign
     Currency Transactions........................         9,584            2,037              (6,426)           (2,097)
---------------------------------------------------------------------------------------------------------------------------
   Total Net Realized and Unrealized Gain (Loss) on
     Investments and Foreign Currency Transactions        14,123           17,131              (6,841)           (1,849)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations....................       $16,747          $16,679             $(1,082)          $     2
===========================================================================================================================

+See Note 5 in the Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                              21

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Statements of Changes in Net Assets (000) FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                                                         LARGE CAP                          MID CAP
                                                                        CORE EQUITY                          VALUE
                                                                           FUND                              FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                  2005             2004             2005            2004
-----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net Investment Income (Loss)...........................       $  2,624       $  1,517          $   (452)       $   491
   Net Realized Gain (Loss) on Investments, Foreign Currency
     Transactions, and Payment by Affiliate...............          4,539          5,724            15,094          5,752
   Net Changed in Unrealized Appreciation (Depreciation)
     on Investments ......................................          9,584            394             2,037          5,558
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets from Operations..         16,747          7,635            16,679         11,801
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
   Net Investment Income:
     Institutional Shares.................................         (2,521)        (1,479)             (459)          (136)
     Class A Shares.......................................            (69)           (39)              (28)            (6)
     Class B Shares.......................................             (7)            (2)               --             (1)
     Class C Shares.......................................            (17)            (5)               --             (1)
   Realized Capital Gains:
     Institutional Shares.................................             --             --            (2,969)            --
     Class A Shares.......................................             --             --              (261)            --
     Class B Shares.......................................             --             --              (215)            --
     Class C Shares.......................................             --             --              (291)            --
-----------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions......................         (2,614)        (1,525)           (4,223)          (144)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (1):
   Institutional Shares:
     Issued...............................................         33,759         52,698            28,855         24,558
     In Lieu of Dividends and Distributions...............            149             82               927             41
     Redeemed.............................................        (57,194)       (39,629)          (19,275)       (13,499)
-----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from
     Institutional Share Transactions.....................        (23,286)        13,151            10,507         11,100
-----------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Issued...............................................          1,411          2,987             1,361          2,385
     In Lieu of Dividends and Distributions...............             65             36               259              6
     Redeemed.............................................         (6,684)          (893)           (3,990)          (449)
-----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Class A Share
     Transactions.........................................         (5,208)         2,130            (2,370)         1,942
-----------------------------------------------------------------------------------------------------------------------------
   Class B Shares:
     Issued...............................................             45            485             1,045          1,172
     In Lieu of Dividends and Distributions...............              7              2               196             --
     Redeemed.............................................           (396)          (204)             (332)          (397)
-----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Class B Share
     Transactions.........................................           (344)           283               909            775
-----------------------------------------------------------------------------------------------------------------------------
   Class C Shares:
     Issued...............................................            207            823             2,905          2,486
     In Lieu of Dividends and Distributions...............             14              4               237             --
     Redeemed.............................................         (1,523)        (1,180)           (1,400)        (1,005)
-----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from
     Class C Share Transactions...........................         (1,302)          (353)            1,742          1,481
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Share Transactions.....        (30,140)        15,211            10,788         15,298
-----------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets...................        (16,007)        21,321            23,244         26,955
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period....................................        233,638        212,317            82,968         56,013
   End of Period..........................................       $217,631       $233,638          $106,212        $82,968
=============================================================================================================================
   Undistributed Net Investment Income
     (Distributions in Excess of Net Investment Income)...       $      1       $     (9)         $     (6)       $   426
-----------------------------------------------------------------------------------------------------------------------------


                                                                          INTERMEDIATE-TERM                     GEORGIA
                                                                                BOND                           MUNICIPAL
                                                                                FUND                           BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                      2005             2004              2005              2004
------------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net Investment Income (Loss)...........................          $  5,759          $  5,438          $ 1,851           $ 1,787
   Net Realized Gain (Loss) on Investments, Foreign Currency
     Transactions, and Payment by Affiliate...............              (415)            2,986              248                84
   Net Changed in Unrealized Appreciation (Depreciation)
     on Investments ......................................            (6,426)           (2,355)          (2,097)              469
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets from Operations..            (1,082)            6,069                2             2,340
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
   Net Investment Income:
     Institutional Shares.................................            (5,649)           (5,279)          (1,832)           (1,766)
     Class A Shares.......................................               (94)             (133)             (20)              (19)
     Class B Shares.......................................               (19)              (22)              --                --
     Class C Shares.......................................                --                --               --                --
   Realized Capital Gains:
     Institutional Shares.................................            (2,908)           (4,183)             (83)             (743)
     Class A Shares.......................................               (62)             (123)              (1)               (9)
     Class B Shares.......................................               (16)              (29)              --                --
     Class C Shares.......................................                --                --               --                --
------------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions......................            (8,748)           (9,769)          (1,936)           (2,537)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (1):
   Institutional Shares:
     Issued...............................................            34,097            52,896            7,121            14,391
     In Lieu of Dividends and Distributions...............               366               375                3                 2
     Redeemed.............................................           (49,087)          (38,357)         (12,672)           (7,453)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from
     Institutional Share Transactions.....................           (14,624)           14,914           (5,548)            6,940
------------------------------------------------------------------------------------------------------------------------------------
   Class A Shares:
     Issued...............................................               771             1,865              148                38
     In Lieu of Dividends and Distributions...............               144               239               12                10
     Redeemed.............................................            (3,451)           (1,873)             (89)              (33)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Class A Share
     Transactions.........................................            (2,536)              231               71                15
------------------------------------------------------------------------------------------------------------------------------------
   Class B Shares:
     Issued...............................................                28               122               --                --
     In Lieu of Dividends and Distributions...............                32                43               --                --
     Redeemed.............................................              (307)             (329)              --                --
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from Class B Share
     Transactions.........................................              (247)             (164)              --                --
------------------------------------------------------------------------------------------------------------------------------------
   Class C Shares:
     Issued...............................................                --                --               --                --
     In Lieu of Dividends and Distributions...............                --                --               --                --
     Redeemed.............................................                --                --               --                --
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets from
     Class C Share Transactions...........................                --                --               --                --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Capital Share Transactions.....           (17,407)           14,981           (5,477)            6,955
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets...................           (27,237)           11,281           (7,411)            6,758
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period....................................           188,655           177,374           62,381            55,623
   End of Period..........................................          $161,418          $188,655          $54,970           $62,381
====================================================================================================================================
   Undistributed Net Investment Income
     (Distributions in Excess of Net Investment Income)...          $     --          $      5          $     1           $     2
------------------------------------------------------------------------------------------------------------------------------------

(1) See Note 7 in the Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
22 & 23

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED OCTOBER 31


           Net               Realized and                                                       Net                Net
          Asset       Net     Unrealized              Dividends  Distributions     Total       Asset              Assets,
          Value,  Investment     Gains       Total    from Net   from Realized   Dividends     Value,              End
        Beginning   Income    (Losses) on     from    Investment    Capital         and         End     Total   of Period
        of Period   (Loss)    Securities   Operations   Income       Gains     Distributions of Period Return+    (000)
        --------- ----------  ----------   ----------  ---------  -----------  ------------- --------- -------   --------
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------
Institutional
2005++      $ 9.66   $ 0.12^    $ 0.61       $ 0.73     $(0.12)     $   --        $(0.12)     $10.27      7.56%   $209,421
2004          9.39     0.07       0.27         0.34      (0.07)         --         (0.07)       9.66      3.59     219,386
2003          8.11     0.07       1.28         1.35      (0.07)         --         (0.07)       9.39     16.76     200,446
2002          9.82     0.06      (1.71)       (1.65)     (0.06)         --         (0.06)       8.11    (16.89)    154,860
2001(1)      10.00       --      (0.18)       (0.18)        --          --            --        9.82     (1.80)    149,304

Class A
2005++      $ 9.63   $ 0.10^    $ 0.59       $ 0.69     $(0.09)     $   --        $(0.09)     $10.23      7.22%   $  4,204
2004          9.36     0.05       0.27         0.32      (0.05)         --         (0.05)       9.63      3.37       8,901
2003          8.09     0.05       1.27         1.32      (0.05)         --         (0.05)       9.36     16.43       6,567
2002          9.82     0.04      (1.73)       (1.69)     (0.04)         --         (0.04)       8.09    (17.22)      1,855
2001(2)      10.10       --      (0.28)       (0.28)        --          --            --        9.82     (2.77)         40

Class B
2005++      $ 9.54   $ 0.02^    $ 0.60       $ 0.62     $(0.05)     $   --        $(0.05)     $10.11      6.46%   $  1,335
2004          9.32    (0.02)      0.25         0.23      (0.01)         --         (0.01)       9.54      2.49       1,588
2003          8.07    (0.01)      1.28         1.27      (0.02)         --         (0.02)       9.32     15.75       1,276
2002          9.83       --      (1.74)       (1.74)     (0.02)         --         (0.02)       8.07    (17.75)        735
2001(3)      10.16       --      (0.33)       (0.33)        --          --            --        9.83     (3.25)         15

Class C
2005++      $ 9.55   $ 0.02^    $ 0.58       $ 0.60     $(0.04)     $   --        $(0.04)     $10.11      6.34%   $  2,671
2004          9.32    (0.04)      0.28         0.24      (0.01)         --         (0.01)       9.55      2.59       3,763
2003          8.07    (0.01)      1.28         1.27      (0.02)         --         (0.02)       9.32     15.74       4,028
2002          9.82       --      (1.73)       (1.73)     (0.02)         --         (0.02)       8.07    (17.65)      2,679
2001(4)       9.97       --      (0.15)       (0.15)        --          --            --        9.82     (1.50)         16

--------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------
Institutional
2005++      $14.02   $(0.04)    $ 2.77       $ 2.73     $(0.10)     $(0.63)       $(0.73)     $16.02     20.02%** $ 86,367
2004++       11.82     0.11       2.12         2.23      (0.03)         --         (0.03)      14.02     18.94      65,864
2003++        8.96     0.04       2.89         2.93      (0.07)         --         (0.07)      11.82     32.85      45,420
2002          9.87     0.08      (0.98)       (0.90)        --       (0.01)        (0.01)       8.96     (9.12)     38,909
2001(1)      10.00       --      (0.13)       (0.13)        --          --            --        9.87     (1.30)     19,242

Class A
2005++      $13.96   $(0.11)    $ 2.79       $ 2.68     $(0.06)     $(0.63)       $(0.69)     $15.95     19.78%**  $ 4,538
2004++       11.79     0.08       2.11         2.19      (0.02)         --         (0.02)      13.96     18.58       6,121
2003++        8.94     0.02       2.88         2.90      (0.05)         --         (0.05)      11.79     32.57       3,356
2002          9.88     0.07      (1.00)       (0.93)        --       (0.01)        (0.01)       8.94     (9.42)      1,232
2001(4)       9.91       --      (0.03)       (0.03)        --          --            --        9.88     (0.30)         51

Class B
2005++      $13.75   $(0.20)    $ 2.72       $ 2.52     $   --      $(0.63)       $(0.63)     $15.64     18.80%**  $ 6,267
2004++       11.68    (0.03)      2.10         2.07         --*         --            --       13.75     17.74       4,653
2003++        8.88    (0.06)      2.86         2.80         --          --            --       11.68     31.53       3,224
2002          9.88     0.01      (1.00)       (0.99)        --       (0.01)        (0.01)       8.88    (10.04)      1,254
2001(4)       9.91       --      (0.03)       (0.03)        --          --            --        9.88     (0.30)         97

Class C
2005++      $13.76   $(0.20)    $ 2.73       $ 2.53     $   --      $(0.63)       $(0.63)     $15.66     18.86%**  $ 9,040
2004++       11.69    (0.02)      2.09         2.07         --*         --            --       13.76     17.72       6,330
2003++        8.88    (0.06)      2.87         2.81         --          --            --       11.69     31.64       4,013
2002          9.87     0.02      (1.00)       (0.98)        --       (0.01)        (0.01)       8.88     (9.95)      1,910
2001(4)       9.91       --      (0.04)       (0.04)        --          --            --        9.87     (0.40)         19


                         Ratio         Ratio
                         of Net     of Expenses
             Ratio     Investment   to Average
          of Expenses Income (Loss) Net Assets  Portfolio
          to Average   to Average   (Excluding  Turnover
          Net Assets   Net Assets    Waivers)     Rate
          ----------   ----------   ----------- ---------

---------------------------------------------------------
LARGE CAP CORE EQUITY FUND
---------------------------------------------------------
Institutional
2005++       0.86%     1.18%^       0.86%      34.75%
2004         0.83      0.70         0.83       25.96
2003         0.86      0.78         0.86       23.83
2002         0.88      0.69         0.88       23.81
2001(1)      1.00     (0.08)        1.39        3.02

Class A
2005++       1.11%     1.03%^       1.11%      34.75%
2004         1.08      0.45         1.08       25.96
2003         1.11      0.49         1.11       23.83
2002         1.08      0.54         1.08       23.81
2001(2)      1.25     (0.45)        1.66        3.02

Class B
2005++       1.86%     0.20%^       1.86%      34.75%
2004         1.83     (0.30)        1.83       25.96
2003         1.86     (0.24)        1.86       23.83
2002         1.84     (0.21)        1.84       23.81
2001(3)      2.00     (0.96)        2.49        3.02

Class C
2005++       1.86%     0.22%^       1.86%      34.75%
2004         1.83     (0.30)        1.83       25.96
2003         1.86     (0.23)        1.86       23.83
2002         1.82     (0.19)        1.82       23.81
2001(4)      2.00     (0.83)        2.40        3.02

---------------------------------------------------------
MID CAP VALUE FUND
---------------------------------------------------------
Institutional
2005++       1.09%    (0.30)%       1.10%      53.48%
2004++       1.10      0.81         1.19       30.83
2003++       1.10      0.21         1.35       44.99
2002         1.10      1.00         1.57       36.34
2001(1)      1.10     (0.22)        3.10        5.14

Class A
2005++       1.34%    (0.74)%      1.35%       53.48%
2004++       1.35      0.56         1.44       30.83
2003++       1.35     (0.03)        1.60       44.99
2002         1.35      1.05         1.69       36.34
2001(4)      1.35     (0.22)        3.37        5.14

Class B
2005++       2.09%    (1.35)%       2.10%      53.48%
2004++       2.10     (0.19)        2.19       30.83
2003++       2.10     (0.80)        2.35       44.99
2002         2.10      0.12         2.48       36.34
2001(4)      2.10     (0.72)        4.23        5.14

Class C
2005++       2.09%    (1.33)%       2.10%      53.48%
2004++       2.10     (0.19)        2.19       30.83
2003++       2.10     (0.81)        2.35       44.99
2002         2.10      0.27         2.46       36.34
2001(4)      2.10     (0.94)        4.02        5.14


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
24

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]



           Net               Realized and                                                       Net                Net
          Asset               Unrealized              Dividends  Distributions     Total       Asset              Assets,
          Value,      Net        Gains       Total    from Net   from Realized   Dividends     Value,              End
        Beginning Investment  (Losses) on     from    Investment    Capital         and         End     Total   of Period
        of Period   Income    Securities   Operations   Income       Gains     Distributions of Period Return+    (000)
        --------- ----------  ----------   ----------  ---------  -----------  ------------- --------- -------   --------

-------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------------------------------------------------------------------------
Institutional
2005++      $10.21   $0.31      $(0.39)     $(0.08)     $(0.31)     $(0.16)       $(0.47)      $ 9.66   (0.74)%  $158,696
2004         10.41    0.30        0.05        0.35       (0.30)      (0.25)        (0.55)       10.21    3.49     182,912
2003         10.35    0.37        0.23        0.60       (0.37)      (0.17)        (0.54)       10.41    5.89     171,560
2002         10.13    0.43        0.23        0.66       (0.43)      (0.01)        (0.44)       10.35    6.75     154,782
2001(1)      10.00    0.02        0.13        0.15       (0.02)         --         (0.02)       10.13    1.50     102,501

Class A
2005++      $10.22   $0.29      $(0.39)     $(0.10)     $(0.29)     $(0.16)       $(0.45)      $ 9.67   (0.97)%  $  1,967
2004         10.43    0.28        0.04        0.32       (0.28)      (0.25)        (0.53)       10.22    3.13       4,690
2003         10.36    0.34        0.24        0.58       (0.34)      (0.17)        (0.51)       10.43    5.71       4,569
2002(5)       9.97    0.41        0.40        0.81       (0.41)      (0.01)        (0.42)       10.36    8.37         852

Class B
2005++      $10.21   $0.21      $(0.37)     $(0.16)     $(0.22)     $(0.16)       $(0.38)      $ 9.67   (1.61)%  $    755
2004         10.42    0.20        0.04        0.24       (0.20)      (0.25)        (0.45)       10.21    2.37       1,053
2003         10.36    0.26        0.23        0.49       (0.26)      (0.17)        (0.43)       10.42    4.81       1,245
2002(6)      10.21    0.33        0.16        0.49       (0.33)      (0.01)        (0.34)       10.36    4.97         334

-------------------------------------------------------------------------------------------------------------------------
GEORGIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------
Institutional
2005++      $10.16   $0.31      $(0.31)     $   --      $(0.31)     $(0.01)       $(0.32)      $ 9.84    0.00%   $ 54,231
2004         10.22    0.30        0.08        0.38       (0.30)      (0.14)        (0.44)       10.16    3.82      61,690
2003         10.18    0.32        0.10        0.42       (0.32)      (0.06)        (0.38)       10.22    4.27      54,943
2002         10.02    0.34        0.16        0.50       (0.34)         --         (0.34)       10.18    5.12      49,326
2001(1)      10.00    0.01        0.02        0.03       (0.01)         --         (0.01)       10.02    0.35      43,301

Class A
2005++      $10.16   $0.28      $(0.31)     $(0.03)     $(0.28)     $(0.01)       $(0.29)      $ 9.84   (0.25)%  $    739
2004         10.22    0.28        0.08        0.36       (0.28)      (0.14)        (0.42)       10.16    3.56         691
2003         10.18    0.30        0.10        0.40       (0.30)      (0.06)        (0.36)       10.22    3.99         680
2002(7)       9.71    0.26        0.47        0.73       (0.26)         --         (0.26)       10.18    7.65         461


                       Ratio         Ratio
                       of Net     of Expenses
           Ratio     Investment   to Average
        of Expenses    Income     Net Assets  Portfolio
        to Average   to Average   (Excluding  Turnover
        Net Assets   Net Assets    Waivers)     Rate
        ----------   ----------   ----------- ---------

-------------------------------------------------------
INTERMEDIATE-TERM BOND FUND
-------------------------------------------------------
Institutional
2005++       0.71%       3.17%         0.71%     45.47%
2004         0.68        2.95          0.68      76.88
2003         0.69        3.55          0.69      47.26
2002         0.73        4.39          0.73      44.70
2001(1)      1.00        4.10          1.28       2.65

Class A
2005++       0.96%       2.91%         0.96%     45.47%
2004         0.93        2.70          0.93      76.88
2003         0.94        3.11          0.93      47.26
2002(5)      0.94        4.12          0.94      44.70

Class B
2005++       1.71%       2.18%         1.71%     45.47%
2004         1.68        1.95          1.68      76.88
2003         1.69        2.39          1.68      47.26
2002(6)      1.69        3.21          1.69      44.70

-------------------------------------------------------
GEORGIA MUNICIPAL BOND FUND
-------------------------------------------------------
Institutional
2005++       0.81%       3.06%         0.81%     15.18%
2004         0.79        2.99          0.79       3.89
2003         0.84        3.16          0.84      40.70
2002         0.90        3.42          0.90      33.70
2001(1)      1.00        3.11          1.47       0.00

Class A
2005++       1.06%       2.81%         1.06%     15.18%
2004         1.04        2.74          1.04       3.89
2003         1.09        2.88          1.09      40.70
2002(7)      1.17        3.09          1.17      33.70

*   Amount represents less than $0.01 per share.
** Total returns would have been 19.72%, 19.48%, 18.50%, and 18.56% for the Institutional Class, Class A, Class B, and Class C shares, respectively, without the payment by affiliate (see Note 5). Total returns would have been lower had the Adviser not waived a portion of its fee.
+ Total returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++ Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.
^ Net investment income per share and the net investment income ratio include $0.03 and 0.26%, respectively, resulting from a special dividend from Microsoft Corp. in December 2004.
(1) Commenced operations on October 12, 2001. All ratios for the period have been annualized.
(2) Commenced operations on October 25, 2001. All ratios for the period have been annualized.
(3) Commenced operations on October 28, 2001. All ratios for the period have been annualized.
(4) Commenced operations on October 24, 2001. All ratios for the period have been annualized.
(5) Commenced operations on November 19, 2001. All ratios for the period have been annualized.
(6) Commenced operations on November 7, 2001. All ratios for the period have been annualized.
(7) Commenced operations on December 21, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


--------------------------------------------------------------------------------
                                                                              25

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
OCTOBER 31, 2005


1. ORGANIZATION:
--------------------------------------------------------------------------------
The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 Funds. The financial statements herein are those of the Synovus Large Cap Core Equity, Mid Cap Value, Intermediate-Term Bond and Georgia Municipal Bond Funds (collectively the "Funds", individually the "Fund"). The financial statements of the remaining funds are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.


2. SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a


--------------------------------------------------------------------------------
26

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

     price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     EXPENSES -- Expenses that are directly related to one of the Funds are charged to the Fund. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative daily net assets.

     OPTION SELLING/PURCHASING -- Each Fund may invest in financial options contracts solely for the purpose of hedging its existing fund securities, or securities that the Fund intends to purchase,



--------------------------------------------------------------------------------
                                                                              27

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)
OCTOBER 31, 2005

     against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.


     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the amount of the Investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any are declared and paid monthly for the Large Cap Core Equity Fund, and declared and paid annually for the Mid Cap Value Fund. The Intermediate-Term Bond and Georgia Municipal Bond Funds will declare distributions from net investment income daily and pay monthly. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:
--------------------------------------------------------------------------------
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENT AGREEMENTS:
--------------------------------------------------------------------------------
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $100,000 per Fund plus $15,000 per class or that portion of each Fund's allocable share of the Funds' fee calculated as follows: 0.15% of the first $250 million, 0.125% of the next $250 million, and 0.10% of any amount above $500 million of the Funds' average daily net assets.

Forum Shareholder Services, LLC, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, amended and


--------------------------------------------------------------------------------
28

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]


restated on November 14, 2005. Each Fund has adopted a Distribution and Shareholder Services Plan (the "Plan") for Class A, B and C Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Funds.

Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's average net assets attributable to Class A Shares as compensation for distribution services.

The Distributor or designated Service Providers receives 1.00% of each Fund's average net assets attributable to Class B and Class C Shares as compensation for distribution and shareholder services. The Plan allows for payment of 0.75% of each Fund's average net assets attributable to Class B and C Shares as compensation for distribution services and 0.25% of each Funds' average net assets attributable to Class B and Class C Shares as compensation for shareholder services. The Institutional Class Shares do not pay distribution fees.

A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Class B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares.

YEARS SINCE
PURCHASE MADE                                   CDSC
-------------                                  ------
First                                             5%
Second                                            4%
Third                                             3%
Fourth                                            3%
Fifth                                             2%
Sixth                                             1%
Seventh and Following                            None

A CDSC of 1% is imposed on certain redemptions of Class C Shares.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
--------------------------------------------------------------------------------
The Trust and Synovus Investment Advisors, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated August 13, 2001, under which the

Adviser receives an annual fee equal to the following percentages of the average daily net assets:

      Large Cap Core Equity Fund                0.60%
      MidCap Value Fund                         0.75%
      Intermediate-Term Bond Fund               0.45%
      Georgia Municipal Bond Fund               0.45%

Steinberg Priest & Sloane Capital Management, LLC acts as the Investment Sub-Adviser (the "Sub-Adviser") on behalf of the Mid Cap Value Fund and is compensated by the Adviser. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the Funds. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

The Funds' actual total operating expenses, after voluntary fee waivers are expected to be limited as follows:

                                          INTERMEDIATE-
                       LARGE CAP   MID CAP    TERM      GEORGIA
                      CORE EQUITY   VALUE     BOND     MUNICIPAL
  SHARE CLASS            FUND       FUND      FUND     BOND FUND
  -----------         -----------  -------  --------   ---------
  Institutional Shares    1.00%     1.10%      1.00%      1.00%
  Class A Shares          1.25%     1.35%      1.25%      1.25%
  Class B Shares          2.00%     2.10%      2.00%        --
  Class C Shares          2.00%     2.10%        --         --

During the fiscal year ended October 31, 2005, the Mid Cap Value Fund was reimbursed by the Adviser and Sub-Adviser, deemed as "Net Gain from Payment by Affiliate" on the Statements of Operations, for losses incurred of $269,330 due to the purchase of shares in three large cap securities when the Fund held less than 80% of its net assets in mid cap securities, which is in violation of applicable Securities and Exchange Commission rules.

Wachovia Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.


--------------------------------------------------------------------------------
                                                                              29

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)
OCTOBER 31, 2005


6. INVESTMENT TRANSACTIONS:
--------------------------------------------------------------------------------
The cost of security purchases and the proceeds from security sales and maturities, other than short-term investments, for the year ended October 31, 2005, were as follows (000):
                                        INTERMEDIATE-  GEORGIA
                    LARGE CAP   MID CAP     TERM      MUNICIPAL
                   CORE EQUITY   VALUE      BOND        BOND
                      FUND       FUND       FUND        FUND
                   -----------  -------   ---------   ---------
Purchases:
  U.S. Government   $     --    $    --    $57,368     $    --
  Other               77,390     52,071     21,752       8,809
Sales and Maturities:
  U.S. Government         --         --     61,476          --
  Other              107,592     44,883     30,760      13,426

7. SHARE TRANSACTIONS:
--------------------------------------------------------------------------------
Share transactions for the Funds for the year ended October 31, 2005, were as follows (000):

                                             INTERMEDIATE-  GEORGIA
                          LARGE CAP   MID CAP    TERM      MUNICIPAL
                         CORE EQUITY   VALUE     BOND        BOND
                            FUND       FUND      FUND        FUND
                         -----------  -------  --------    --------
Institutional Class:
  Issued                     3,314     1,932      3,450       712
  Issued in Lieu of
    Cash Distributions          15        64         38        --
  Redeemed                  (5,628)   (1,303)    (4,989)   (1,271)
                            ------    ------     ------    ------
  Net Institutional Class
    Transactions            (2,299)      693     (1,501)     (559)
                            ------    ------     ------    ------
Class A:
  Issued                       139        89         78        15
  Issued in Lieu of
    Cash Distributions           7        18         14         1
  Redeemed                    (659)     (261)      (348)       (9)
                            ------    ------     ------    ------
   Net Class A Transactions   (513)     (154)      (256)        7
                            ------    ------     ------    ------
Class B:
  Issued                         4        71          3        --
  Issued in Lieu of
    Cash Distributions           1        14          3        --
  Redeemed                     (39)      (22)       (31)       --
                            ------    ------     ------    ------
  Net Class B Transactions     (34)       63        (25)       --
                            ------    ------     ------    ------
Class C:
  Issued                        21       194         --        --
  Issued in Lieu of
    Cash Distributions           1        16         --        --
  Redeemed                    (152)      (93)        --        --
                            ------    ------     ------    ------
  Net Class C Transactions    (130)      117         --        --
                            ------    ------     ------    ------
  Net Increase (Decrease)
    in Shares Outstanding
    from Share Transactions (2,976)      719     (1,782)     (552)
                            ======    ======     ======    ======

Amounts designated as "--" are either 0 or have been rounded to 0.


Share transactions for the Funds for the year ended October 31, 2004, were as follows (000):
                                             INTERMEDIATE-  GEORGIA
                          LARGE CAP   MID CAP    TERM      MUNICIPAL
                         CORE EQUITY   VALUE     BOND        BOND
                            FUND       FUND      FUND        FUND
                         -----------  -------  --------    --------
Institutional Class:
  Issued                     5,475     1,875      5,185     1,430
  Issued in Lieu of
    Cash Distributions           9         3         37        --
  Redeemed                  (4,125)   (1,021)    (3,774)     (735)
                            ------    ------     ------    ------
  Net Institutional Class
    Transactions             1,359       857      1,448       695
                            ------    ------     ------    ------
Class A:
  Issued                       312       187        181         4
  Issued in Lieu of
    Cash Distributions           4         1         24         1
  Redeemed                     (93)      (34)      (184)       (4)
                            ------    ------     ------    ------
  Net Class A Transactions     223       154         21         1
                            ------    ------     ------    ------
Class B:
  Issued                        51        93         12        --
  Issued in Lieu of
    Cash Distributions          --        --          4        --
  Redeemed                     (22)      (31)       (32)       --
                            ------    ------     ------    ------
  Net Class B Transactions      29        62        (16)       --
                            ------    ------     ------    ------
Class C:
  Issued                        86       194         --        --
  Issued in Lieu of
    Cash Distributions          --        --         --        --
  Redeemed                    (124)      (77)        --        --
                            ------    ------     ------    ------
  Net Class C Transactions     (38)      117         --        --
                            ------    ------     ------    ------
  Net Increase in Shares
    Outstanding from
    Share Transactions       1,573     1,190      1,453       696
                            ======    ======     ======    ======

Amounts designated as "--" are either 0 or have been rounded to 0.





8. FEDERAL TAX INFORMATION:
--------------------------------------------------------------------------------
It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision of Federal income taxes is required.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss),


--------------------------------------------------------------------------------
30

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]


accumulated net realized gain (loss) and paid in capital. The differences are primarily due to GNMA paydowns and foreign currency gains or losses for tax purposes.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights. Accordingly, the following permanent differences have been reclassified to/from the following accounts as of October 31, 2005 (000):

                            UNDISTRIBUTED     ACCUMULATED
                           NET INVESTMENT      REALIZED
                            INCOME/(LOSS)     GAIN/(LOSS)
                           --------------     -----------
Mid Cap Value Fund              $507             $(507)
Intermediate-Term
   Bond Fund                      (2)                2


The tax character of dividends and distributions declared during the last two years were as follows (000):

                                           ORDINARY       LONG-TERM         TAX
                                            INCOME      CAPITAL GAIN   EXEMPT INCOME     TOTAL
                                           --------     ------------   -------------     -------
Large Cap Core Equity Fund       2005        $2,614       $    --         $    --        $2,614
                                 2004         1,525            --              --         1,525
Mid Cap Value Fund               2005           462         3,761              --         4,223
                                 2004           144            --              --           144
Intermediate-Term Bond Fund      2005         6,042         2,706              --         8,748
                                 2004         6,026         3,743              --         9,769
Georgia Municipal Bond Fund      2005            10            82           1,844         1,936
                                 2004           159           601           1,777         2,537

As of October 31, 2005, the components of Distributable Earnings/(Accumulated Losses) were as follows (000):


                          UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED  CAPITAL LOSS      CAPITAL LOSS
                            TAX-EXEMPT    ORDINARY      LONG-TERM    CARRYFORWARDS     CARRYFORWARDS
                              INCOME       INCOME     CAPITAL GAIN EXPIRING 10/31/11 EXPIRING 10/31/13
                          ------------- ------------- ------------ ----------------- -----------------
Large Cap Core Equity Fund     $ --        $  130       $    --       $(5,451)             $  --
Mid Cap Value Fund               --         1,247        13,343            --                 --
Intermediate-Term Bond Fund      --           459            --            --               (416)
Georgia Municipal Bond Fund     151            --           247            --                 --

                                                             TOTAL
                            UNREALIZED     OTHER          DISTRIBUTABLE
                           APPRECIATION   TEMPORARY         EARNINGS/
                          (DEPRECIATION) DIFFERENCES  (ACCUMULATED LOSSES)
                          -------------- -----------  --------------------
Large Cap Core Equity Fund     $23,315       $(130)         $17,864
Mid Cap Value Fund              16,375          (5)          30,960
Intermediate-Term Bond Fund     (3,690)       (458)          (4,105)
Georgia Municipal Bond Fund        620        (149)             869

For Federal income tax purposes, capital carryforwards represent realized losses of a Fund that may be carried forward for a maximum period of eight years and applied against future capital gains.

For the year ended October 31, 2005, the Large Cap Core Equity Fund utilized $4,539,235 of capital loss carryforwards.

For Federal income tax purposes, the cost of securities owned at October 31, 2005 and the net realized gains or losses on securities sold for the year then ended were different from the amounts reported for financial reporting purposes, primarily due to a basis adjustment related to a basis adjustment for REIT's and a deferred loss on straddles which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost, aggregate gross unrealized appreciation and depreciation at October 31, 2005, for each Fund is as follows (000):

                                                           AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                              UNREALIZED       UNREALIZED       APPRECIATION
                                       FEDERAL TAX COST      APPRECIATION     DEPRECIATION     (DEPRECIATION)
                                       ----------------    ---------------    --------------   --------------
Large Cap Core Equity Fund                 $194,345            $35,935          $(12,620)          $23,315
Mid Cap Value Fund                           89,921             21,301            (4,926)           16,375
Intermediate-Term Bond Fund                 163,699                192            (3,882)           (3,690)
Georgia Municipal Bond Fund                  53,762                968              (348)              620


--------------------------------------------------------------------------------
                                                                              31

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (CONCLUDED)
OCTOBER 31, 2005


9. CONCENTRATION OF RISK:
--------------------------------------------------------------------------------
The Georgia Municipal Bond Fund invests primarily in debt securities in the State of Georgia. Therefore, the issuers' abilities to meet their obligations may be affected by economic and political developments in that state.

Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

10. OTHER
--------------------------------------------------------------------------------
At October 31, 2005, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the share classes listed of each Fund was as follows:

                                  NO. OF             %
                               SHAREHOLDERS      OWNERSHIP
                               ------------      ---------
Large Cap Core Equity Fund
  Institutional Shares               1               92%
  Class A Shares                     2               34%
Mid Cap Value Fund
  Institutional Shares               3               94%
Intermediate-Term Bond Fund
  Institutional Shares               1               93%
  Class A Shares                     4               65%
Georgia Municipal Bond Fund
  Institutional Shares               1              100%
  Class A Shares                     3               66%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.



11. SUBSEQUENT EVENT (UNAUDITED):
--------------------------------------------------------------------------------
The Board has selected Ernst & Young LLP (E&Y) to serve as the Funds' independent registered public accounting firm for the Funds' fiscal year ended October 31, 2006. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on November 14, 2005. During the Trust's fiscal years ended October 31, 2005 and October 31, 2004, neither the Trust, its portfolios, nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Trust or the Board with the performance of the Funds' current auditor, KPMG LLP. The dismissal of KPMG LLP, the Funds' current independent registered public accounting firm, effective upon its completion of its audits for the fiscal year ended October 31, 2005 and to select E&Y was recommended by the Trust's Audit Committee and approved by the Trust's Board of Trustees. KPMG LLP's report on the Funds' financial statements for the fiscal years ended October 31, 2005 and October 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended October 31, 2005 and October 31, 2004, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K.


--------------------------------------------------------------------------------
32

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Report of Independent Registered
Public Accounting Firm

[Logo Omitted]
To the Shareholders and Board of Trustees of Synovus Funds of The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Synovus Large Cap Core Equity, Synovus Mid Cap Value, Synovus Intermediate-Term Bond and Synovus Georgia Municipal Bond Funds (the "Funds"), four of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 14, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Synovus Large Cap Core Equity, Synovus Mid Cap Value, Synovus Intermediate-Term Bond and Synovus Georgia Municipal Bond Funds of The Advisors' Inner Circle Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.



                                       KPMG LLP

Philadelphia, Pennsylvania
December 22, 2005


--------------------------------------------------------------------------------

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Trustees and Officers of The Advisors' InnerCircle Fund (UNAUDITED)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-845-3885.The following chart lists Trustees and Officers as of November 15, 2005.


                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                     TERM OF                                         IN THE ADVISORS'
                       POSITION(S)  OFFICE AND                                       INNER CIRCLE FUND
    NAME, ADDRESS,      HELD WITH    LENGTH OF           PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
        AGE 1          THE TRUST   TIME SERVED 2           DURING PAST 5 YEARS         BOARD MEMBER    HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED
BOARD MEMBERS
-------------
ROBERT A.               Chairman   (Since 1991)    Currently performs various services      38        Trustee of The Advisors' Inner
NESHER                of the Board                 on behalf of SEI Investments for which             Circle Fund II, Bishop Street
59 yrs. old            of Trustees                 Mr. Nesher is compensated. Executive               Funds, SEI Asset Allocation
                                                   Vice President of SEI Investments,                 Trust, SEI Daily Income Trust,
                                                   1986-1994. Director and Executive                  SEI Index Funds, SEI
                                                   Vice President of the Administrator                Institutional International
                                                   and the Distributor, 1981-1994.                    Trust, SEI Institutional
                                                                                                      Investments Trust, SEI
                                                                                                      Institutional Managed Trust,
                                                                                                      SEI Liquid Asset Trust, SEI
                                                                                                      Tax Exempt Trust,
                                                                                                      SEI Opportunity Master Fund,
                                                                                                      L.P., SEI Opportunity Fund,
                                                                                                      L.P., SEI Absolute Return
                                                                                                      Master Fund, L.P., SEI
                                                                                                      Absolute Return Fund, L.P.,
                                                                                                      SEIGlobal Master Fund, PLC,
                                                                                                      SEI Global Assets Fund, PLC,
                                                                                                      SEI Global Investments Fund,
                                                                                                      PLC, SEI Investments Global,
                                                                                                      Limited, SEI Investments-
                                                                                                      Global Fund Services, Limited,
                                                                                                      SEI Investments (Europe) Ltd.,
                                                                                                      SEI Investments-Unit Trust
                                                                                                      Management (UK) Limited, and
                                                                                                      SEI Global Nominee Ltd.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M.               Trustee   (Since 1992)    Self-employed consultant since 2003.     38        Director of SEI Investments
DORAN                                              Partner, Morgan, Lewis & Bockius                   Company and SEI Investments
1701 Market Street                                 LLP (law firm) from 1976-2003,                     Distribution Co., SEI
Philadelphia, PA 19103                             counsel to the Trust, SEI Investments,             Investments-Global Fund
65 yrs. old                                        the Administrator and the Distributor.             Services, Limited, SEI
                                                   Director of SEI Investments since 1974;            Investments (Europe), Limited,
                                                   Secretary of SEI Investments since 1978.           SEI Investments (Asia)
                                                                                                      Limited, SEI Asset Korea Co.,
                                                                                                      Ltd., Trustee of The Advisors'
                                                                                                      Inner Circle Fund II, SEI
                                                                                                      Investments, SEI Asset
                                                                                                      Allocation Trust, SEI Daily
                                                                                                      Income Trust, SEI Index Funds,
                                                                                                      SEI Institutional
                                                                                                      International Trust, SEI
                                                                                                      Institutional Investments
                                                                                                      Trust, SEI Institutional
                                                                                                      Managed Trust, SEI Liquid
                                                                                                      Asset Trust and SEI Tax Exempt
                                                                                                      Trust.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------

JOHN T.                  Trustee   (Since 1993)    Vice Chairman of Ameritrust Texas        38        Trustee of The Advisors' Inner
COONEY                                             N.A., 1989-1992, and MTrust Corp.,                 Circle Fund II.
78 yrs. old                                        1985-1989.
------------------------------------------------------------------------------------------------------------------------------------
EUGENE B.                Trustee   (Since 1993)    Private investor from 1987 to present.   38        Trustee of The Advisors' Inner
PETERS                                             Vice President and Chief Financial                 Circle Fund II.
76 yrs. old                                        Officer, Western Company of North
                                                   America (petroleum service company),
                                                   1980-1986. President of Gene Peters
                                                   and Associates (import company),
                                                   1978-1980. President and Chief
                                                   Executive Officer of Jos. Schlitz
                                                   Brewing Company before 1978.
------------------------------------------------------------------------------------------------------------------------------------

1  Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks,
   Pennsylvania 19456.
2  Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of
   1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


--------------------------------------------------------------------------------
34

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Trustees and Officers of The Advisors' InnerCircle Fund (UNAUDITED)

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                     TERM OF                                         IN THE ADVISORS'
                       POSITION(S)  OFFICE AND                                       INNER CIRCLE FUND
    NAME, ADDRESS,      HELD WITH    LENGTH OF           PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
        AGE 1          THE TRUST   TIME SERVED 2           DURING PAST 5 YEARS         BOARD MEMBER    HELD BY BOARD MEMBER 3
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
(CONTINUED)
-----------
JAMES M.                 Trustee   (Since 1994)    Attorney, Solo Practitioner since        38        Trustee of The Advisors' Inner
STOREY                                             1994. Partner, Dechert (law firm),                 Circle Fund II, SEI Asset
74 yrs. old                                        September 1987-December 1993.                      Allocation Trust, SEI Daily
                                                                                                      Income Trust, SEI Index Funds,
                                                                                                      SEI Institutional
                                                                                                      International Trust, SEI
                                                                                                      Institutional Investments
                                                                                                      Trust, SEI Institutional
                                                                                                      Managed Trust, SEI Liquid
                                                                                                      Asset Trust, SEI Tax Exempt
                                                                                                      Trust and U.S. Charitable Gift
                                                                                                      Trust.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J.                Trustee   (Since 1999)    Chief Executive Officer, Newfound        38        Trustee, State Street
SULLIVAN, JR.                                      Consultants, Inc. since April 1997.                Navigator Securities Lending
63 yrs. old                                        General Partner, Teton Partners, L.P.,             Trust, since 1995. Trustee of
                                                   June 1991-December 1996; Chief                     The Fulcrum Trust. Trustee of
                                                   Financial Officer, Nobel Partners,                 The Advisors' Inner Circle
                                                   L.P., March 1991-December 1996;                    Fund II, SEI Asset Allocation
                                                   Treasurer and Clerk, Peak Asset                    Trust, SEI Daily Income Trust,
                                                   Management, Inc., since 1991.                      SEI Index Funds, SEI
                                                                                                      Institutional International
                                                                                                      Trust, SEI Institutional
                                                                                                      Investments Trust, SEI
                                                                                                      Institutional Managed Trust,
                                                                                                      SEI Liquid Asset Trust, SEI
                                                                                                      Tax Exempt Trust, SEI
                                                                                                      Opportunity Master Fund, L.P.,
                                                                                                      SEI Absolute Return Fund, L.P.
                                                                                                      and SEI Opportunity Fund, L.P.
------------------------------------------------------------------------------------------------------------------------------------
BETTY L.                 Trustee   (Since 2005)    Self-Employed Legal and Financial        38        Trustee of The Advisors' Inner
KRIKORIAN                                          Services Consultant since 2003.                    Circle Fund II.
62 yrs. old                                        In-house Counsel, State Street
                                                   Bank Global Securities and Cash
                                                   Operations from 1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
CHARLES E.               Trustee   (Since 2005)    Self-Employed Business Consultant,       38        Director, Crown Pacific, Inc.
CARLBOM                                            Business Project Inc. since 1997.                  and Trustee of The Advisors'
71 yrs. old                                        CEO and President, United Grocers                  Inner Circle Fund II.
                                                   Inc. from 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
MITCHELL A.              Trustee   (Since 2005)    Retired.                                 38        Director, Federal Agricultural
JOHNSON                                                                                               Mortgage Corporation. Trustee
63 yrs. old                                                                                           of The Advisors' Inner Circle
                                                                                                      Fund II.
------------------------------------------------------------------------------------------------------------------------------------

1  Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks,
   Pennsylvania 19456.
2  Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


--------------------------------------------------------------------------------

SYNOVUS FUNDS

Trustees and Officers of The Advisors' InnerCircle Fund (UNAUDITED)

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                     TERM OF                                         IN THE ADVISORS'
                       POSITION(S)  OFFICE AND                                       INNER CIRCLE FUND   OTHER DIRECTORSHIPS
    NAME, ADDRESS,      HELD WITH    LENGTH OF           PRINCIPAL OCCUPATION(S)     OVERSEEN BY BOARD       HELD BY BOARD
        AGE 1          THE TRUST   TIME SERVED 2           DURING PAST 5 YEARS         MEMBER/OFFICER      MEMBER/OFFICER 3
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
JAMES F.                President  (Since 2003)    Senior Operations Officer, SEI           N/A                 N/A
VOLK, CPA                                          Investments, Fund Accounting and
43 yrs. old                                        Administration since 1996; Assistant
                                                   Chief Accountant for the U.S.
                                                   Securities and Exchange Commission
                                                   from 1993-1996.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL                Controller  (Since 2005)    Director, SEI Investments, Fund          N/A                 N/A
LAWSON                 and Chief                   Accounting since July 2005.
45 yrs. old         Financial Officer              Manager, SEI Investments AVP from
                                                   April 1995 to February 1998 and
                                                   November 1998 to July 2005.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM E.                Chief    (Since 2004)    Vice President and Assistant             N/A                 N/A
ZITELLI                Compliance                  Secretary of SEI Investments and
37 yrs. old              Officer                   Vice President and Assistant
                                                   Secretary of SEI Investments Global
                                                   Funds Services from 2000-2004;
                                                   Vice President, Merrill Lynch & Co.
                                                   Asset Management Group from
                                                   1998- 2000; Associate at Pepper
                                                   Hamilton LLP from 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------
JAMES                Vice President (Since 2004)   Employed by SEI Investments Company      N/A                 N/A
NDIAYE                and Secretary                since 2004. Vice President, Deutsche
37 yrs. old                                        Asset Management from 2003-2004.
                                                   Associate, Morgan, Lewis & Bockius
                                                   LLP from 2000-2003. Counsel, Assistant
                                                   Vice President, ING Variable Annuities
                                                   Group from 1999-2000.
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY D.           Vice President (Since 2000)   General Counsel, Vice President and      N/A                 N/A
BARTO                 and Assistant                Secretary of SEI Investments Global
37 yrs. old             Secretary                  Funds Services since 1999; Associate,
                                                   Dechert (law firm) from 1997-1999;
                                                   Associate, Richter, Miller & Finn
                                                   (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------------------------------------------
PHILIP T.            Vice President (Since 2004)   Employed by SEI Investments Company      N/A                 N/A
MASTERSON             and Assistant                since 2004. General Counsel, CITCO
41 yrs. old             Secretary                  Mutual Fund Services from 2003-2004.
                                                   Vice President and Associate Counsel,
                                                   Oppenheimer Funds from 2001-2003
                                                   and Vice President and Assistant
                                                   Counsel from 1997-2001.
------------------------------------------------------------------------------------------------------------------------------------
NICOLE                AML Officer   (Since 2005)   Assistant Vice President and AML         N/A                 N/A
WELCH                                              Compliance Officer of SEI Investments
28 yrs. old                                        since January 2005. Compliance Analyst
                                                   at TD Waterhouse from January 2004
                                                   to November 2004. Senior Compliance
                                                   Analyst at UBS Financial Services
                                                   from October 2002 to January 2004.
                                                   Knowledge Management Analyst at
                                                   PricewaterhouseCoopers Consulting
                                                   from September 2000 to October 2002.
------------------------------------------------------------------------------------------------------------------------------------

1  Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive,
   Oaks, Pennsylvania 19456.
2  Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of
   1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


--------------------------------------------------------------------------------
36

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Disclosure of Fund Expenses (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Funds and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Funds' costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Funds' gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Funds' costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Funds' comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.



--------------------------------------------------------------------------------

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Disclosure of Fund Expenses (UNAUDITED) (CONCLUDED)


                    BEGINNING     ENDING              EXPENSES
                      ACCOUNT     ACCOUNT  ANNUALIZED   PAID
                       VALUE       VALUE     EXPENSE   DURING
                      4/30/05    10/31/05    RATIOS    PERIOD*
-----------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
-----------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares $1,000.00   $1,049.20    0.88%     $4.55
HYPOTHETICAL 5% RETURN
Institutional Shares  1,000.00    1,020.77    0.88       4.48
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares        1,000.00    1,047.00    1.12       5.79
HYPOTHETICAL 5% RETURN
Class A Shares        1,000.00    1,019.55    1.12       5.71
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class B Shares        1,000.00    1,044.00    1.88       9.68
HYPOTHETICAL 5% RETURN
Class B Shares        1,000.00    1,015.74    1.88       9.54
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class C Shares        1,000.00    1,042.90    1.88       9.67
HYPOTHETICAL 5% RETURN
Class C Shares        1,000.00    1,015.74    1.88       9.54

-----------------------------------------------------------------
INTERMEDIATE-TERM BOND FUND
-----------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares $1,000.00    $ 998.80    0.71%     $3.60
HYPOTHETICAL 5% RETURN
Institutional Shares  1,000.00    1,021.60    0.71       3.64
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares        1,000.00      997.50    0.96       4.84
HYPOTHETICAL 5% RETURN
Class A Shares        1,000.00    1,020.36    0.96       4.90
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class B Shares        1,000.00      994.80    1.72       8.63
HYPOTHETICAL 5% RETURN
Class B Shares        1,000.00    1,016.56    1.72       8.72
-----------------------------------------------------------------
*Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

                    BEGINNING     ENDING              EXPENSES
                      ACCOUNT     ACCOUNT  ANNUALIZED   PAID
                       VALUE       VALUE     EXPENSE   DURING
                      4/30/05    10/31/05    RATIOS    PERIOD*
-----------------------------------------------------------------
MID CAP VALUE FUND
-----------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares $1,000.00   $1,102.50    1.09%     $5.78
HYPOTHETICAL 5% RETURN
Institutional Shares  1,000.00    1,019.71    1.09       5.55
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares        1,000.00    1,101.50    1.34       7.09
HYPOTHETICAL 5% RETURN
Class A Shares        1,000.00    1,018.46    1.34       6.81
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class B Shares        1,000.00    1,096.80    2.09      11.05
HYPOTHETICAL 5% RETURN
Class B Shares        1,000.00    1,014.66    2.09      10.62
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class C Shares        1,000.00    1,096.60    2.09      11.05
HYPOTHETICAL 5% RETURN
Class C Shares        1,000.00    1,014.66    2.09      10.62
-----------------------------------------------------------------
GEORGIA MUNICIPAL BOND FUND
-----------------------------------------------------------------
ACTUAL FUND RETURN
Institutional Shares $1,000.00   $  997.30    0.83%     $4.16
HYPOTHETICAL 5% RETURN
Institutional Shares  1,000.00    1,021.04    0.83       4.21
-----------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares        1,000.00      996.10    1.08       5.42
HYPOTHETICAL 5% RETURN
Class A Shares        1,000.00    1,019.78    1.08       5.48
-----------------------------------------------------------------


--------------------------------------------------------------------------------
38

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Approval of Investment Advisory Agreements
(UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. The Board's continuance of the Advisory Agreement, after the initial two-year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as other information that the Advisor and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting on May 16-17, 2005, the Board requested and received written materials from the Advisor regarding: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Funds and the Advisor; (c) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (d) the extent to which economies of scale would be realized as the Funds grow; and (e) whether fee levels reflect these economies of scale for the benefit of the Funds' investors, as discussed in further detail below.

At the meeting, Bill Perkins, Neal Price, and Beth Burns, representatives from the Advisor, along with other service providers of the Funds, presented additional oral and written information to help the Board evaluate the Advisor's fee and other aspects of the Agreement. Ms. Burns discussed aspects of the Adviser's compliance program, specifically with regard to its over-sight of its sub-advisers. Mr. Price then discussed performance of the Funds, as well as Synovus' efforts to seek best execution, noting that Synovus considers several factors to determine quality of execution, including market impact of the trade, the total cost of the execution, the size of the order and the nature and difficulty of the trade. Mr. Perkins concluded by discussing Synovus' business plan and efforts to expand distribution for all Funds.

The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT AND QUALITY OF ADVISORY AND OTHER SERVICES. In considering the nature, extent and quality of the services provided by the Advisor, the Board of Trustees reviewed the portfolio management services provided by the Advisor to the Funds, including the quality and continuity of the Advisor's portfolio management personnel, and the Board concluded that it was satisfied with the services provided to the Funds.

FUND PERFORMANCE AND INVESTMENT OBJECTIVES. The Board also compared the Funds' performance to benchmark indices and other similar mutual funds over various periods of time and concluded that they were satisfied with the investment performance of the Funds.

COSTS OF ADVISORY SERVICES AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by the Funds were reasonable, the Trustees reviewed a report of the costs of services provided by and the profits realized by the Advisor from its relationship with the Funds and concluded that such profit levels were reasonable. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the result of arm's length negotiations, and the expense ratio paid by the Funds was consistent with industry standards. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Funds; and (c) agreed to renew the Agreement for another year.



--------------------------------------------------------------------------------

SYNOVUS FUNDS
--------------------------------------------------------------------------------

Notice to Shareholders (UNAUDITED)


For the shareholders that do not have an October 31, 2005 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2005 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2005, each Fund is designating the following items with regard to distributions paid during the year.


                                       LONG TERM    ORDINARY                                             QUALIFYING      U.S.
                                     CAPITAL GAIN    INCOME     TAX-EXEMPT      TOTAL      QUALIFYING     DIVIDEND    GOVERNMENT
             FUND                    DISTRIBUTION DISTRIBUTIONS  INTEREST   DISTRIBUTIONS DIVIDENDS (1)  INCOME (2)  INTEREST (3)
           --------                  ------------ ------------- ----------  ------------- -------------  ----------  ------------
Large Cap Core Equity Fund ........       0.00%     100.00%        0.00%       100.00%       100.00%      100.00%         0.00%
Mid Cap Value Fund ................      89.06%      10.94%        0.00%       100.00%        95.50%       96.68%         0.00%
Intermediate-Term Bond Fund .......      30.87%      69.13%        0.00%       100.00%         0.00%        0.00%        27.28%
Georgia Municipal Bond Fund .......       4.23%       0.52%       95.25%       100.00%         0.00%        0.00%         0.00%


----------------
(1)  QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
(2)  THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX
     RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS."
     IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.
(3)  "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND
     DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS
     (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S.
     GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR SHAREHOLDERS OF THE ADVISORS' INNER CIRCLE FUND -
     SYNOVOUS INTERMEDIATE-TERM BOND FUND WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD
     REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR
YEAR ENDING DECEMBER 31, 2005. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR FORM 1099-DIV.


--------------------------------------------------------------------------------
40

SYNOVUS FUNDS
--------------------------------------------------------------------------------
                                                                  [LOGO OMITTED]

Shareholder Voting Results (UNAUDITED)


At a special meeting held on February 18, 2005, the shareholders of the Advisors' Inner Circle Fund voted on the proposal to elect Trustees of the Trust. The results of the voting were as follows:

                                                 NUMBER OF             % OF SHARES     % OF SHARES
                                                   SHARES              OUTSTANDING        PRESENT
                                             -----------------         -----------     ------------
   ROBERT A. NESHER
   Affirmative......................         1,968,778,879.060           83.336%          99.953%
   Withheld ........................               928,748.332            0.039%           0.047%
   Total............................         1,969,707,627.392           83.375%             100%

   WILLIAM M. DORAN
   Affirmative......................         1,968,769,215.571           83.335%          99.952%
   Withheld ........................               938,411.821            0.040%           0.048%
   Total............................         1,969,707,627.392           83.375%             100%

   JOHN T. COONEY
   Affirmative......................         1,968,445,827.062           83.322%          99.936%
   Withheld ........................             1,261,800.330            0.053%           0.064%
   Total............................         1,969,707,627.392           83.375%             100%

   ROBERT A. PATTERSON
   Affirmative......................         1,968,404,985.954           83.320%          99.934%
   Withheld ........................             1,302,641.438            0.055%           0.066%
   Total............................         1,969,707,627.392           83.375%             100%

   EUGENE B. PETERS
   Affirmative......................         1,968,506,856.025           83.324%          99.939%
   Withheld ........................             1,200,771.367            0.051%           0.061%
   Total............................         1,969,707,627.392           83.375%             100%

   JAMES M. STOREY
   Affirmative......................         1,968,556,832.006           83.326%          99.942%
   Withheld.........................             1,150,795.386            0.049%           0.058%
   Total............................         1,969,707,627.392           83.375%             100%

   GEORGE J. SULLIVAN
   Affirmative......................         1,968,795,230.525           83.337%          99.954%
   Withheld ........................               912,396.867            0.038%           0.046%
   Total............................         1,969,707,627.392           83.375%             100%

   BETTY L. KRIKORIAN
   Affirmative......................         1,968,754,119.096           83.335%          99.952%
   Withheld.........................               953,508.296            0.040%           0.048%
   Total............................         1,969,707,627.392           83.375%             100%

   CHARLES E. CARLBOM
   Affirmative......................         1,968,689,813.190           83.332%          99.948%
   Withheld ........................             1,017,814.202            0.043%           0.052%
   Total............................         1,969,707,627.392           83.375%             100%

   MITCHELL A. JOHNSON
   Affirmative......................         1,968,801,283.525           83.337%          99.954%
   Withheld.........................               906,343.867            0.038%           0.046%
   Total............................         1,969,707,627.392           83.375%             100%


--------------------------------------------------------------------------------

NOTES

NOTES

NOTES

--------------------------------------------------------------------------------



     TRUST:
     The Advisors' Inner Circle Fund

     THE SYNOVUS FUNDS:
     Synovus Large Cap Core Equity Fund
     Synovus Mid Cap Value Fund
     Synovus Intermediate-Term Bond Fund
     Synovus Georgia Municipal Bond Fund

     ADVISER:
     Synovus Investment Advisors, Inc.
     P.O. Box 120
     Columbus, GA 31902-0120

     DISTRIBUTOR:
     SEI Investments Distribution Co.

     ADMINISTRATOR:
     SEI Investments Global Funds Services

     LEGAL COUNSEL:
     Morgan, Lewis & Bockius LLP

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
     KPMG LLP











--------------------------------------------------------------------------------
SNV-AR-001-0500

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Patterson and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2005                                                   2004
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $340,000            N/A               N/A             $317,500            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees         N/A               N/A               N/A               N/A               N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Fees billed by PWC LLP related to the Trust

PWC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2005                                                   2004
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $189,520            N/A               N/A             $251,280            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           $0                $0                $0                $0            $10,780(1)        $8,500(2)
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
     (1) Includes fees for: Agreed upon procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA PATRIOT Act for SEI.
     (2) Includes fees for: Review of N-14 and N-1A Filings related to merger of the Independence Small Cap Fund and the John Hancock Small Cap Fund.

  (e)(1) Not applicable.

  (e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):


         --------------------------- ---------------- ---------------
                                           2005            2004
         --------------------------- ---------------- ---------------
         Audit-Related Fees                 0%              0%

         --------------------------- ---------------- ---------------
         Tax Fees                           0%              0%
         --------------------------- ---------------- ---------------
         All Other Fees                     0%              0%

         --------------------------- ---------------- ---------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PWC):


         --------------------------- ---------------- ---------------
                                          2005             2004
         --------------------------- ---------------- ---------------
         Audit-Related Fees                0%              44%

         --------------------------- ---------------- ---------------
         Tax Fees                          0%               0%
         --------------------------- ---------------- ---------------
         All Other Fees                    0%               0%

         --------------------------- ---------------- ---------------

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2005 and 2004, respectively.

(g) The aggregate non-audit fees and services billed by PWC LLP for the last two fiscal years were $0 and $19,280 for 2005 and 2004, respectively.


(h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                     The Advisors' Inner Circle Fund


By (Signature and Title)*                        /s/ James F. Volk
                                                 ---------------------------
                                                 James F. Volk, President

Date:  December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                        /s/ James F. Volk
                                                 ---------------------------
                                                 James F. Volk, President

Date:  December 29, 2005


By (Signature and Title)*                        /s/ Michael Lawson
                                                 ---------------------------
                                                 Michael Lawson
                                                 Controller & CFO


Date:  December 29, 2005

* Print the name and title of each signing officer under his or her signature.